BUFFALO(R)
FUNDS


Balanced Fund
High Yield Fund
Large Cap Fund
Mid Cap Fund
Science & Technology Fund
Small Cap Fund
USA Global Fund


Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

July 29, 2003

[inside front cover]

This page intentionally left blank.



[prospectus title page and table of contents]

Prospectus                       July 29, 2003

Buffalo Funds                    INVESTMENT ADVISOR AND MANAGER (the "Advisor"):
                                 KORNITZER CAPITAL MANAGEMENT, INC.
                                 Shawnee Mission, Kansas

                                 DISTRIBUTED BY:
                                 Quasar Distributors, LLC
                                 Milwaukee, Wisconsin


Table of Contents
--------------------------------------------------------------------------------
                                                                           Page

INFORMATION ABOUT THE FUNDS


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES......................2


PRINCIPAL RISK FACTORS.........................................................3


PAST PERFORMANCE...............................................................5


FEES & EXPENSES................................................................9


FEE EXAMPLES...................................................................9


MANAGEMENT AND INVESTMENT ADVISOR.............................................10


FINANCIAL HIGHLIGHTS..........................................................11


INFORMATION ABOUT INVESTING


HOW TO PURCHASE SHARES........................................................15


HOW TO REDEEM SHARES..........................................................15


SHAREHOLDER SERVICES..........................................................15


HOW SHARE PRICE IS DETERMINED.................................................16


DISTRIBUTIONS AND TAXES.......................................................16


ADDITIONAL POLICIES ABOUT TRANSACTIONS........................................17


PRIVACY POLICY................................................................18


CONDUCTING BUSINESS WITH THE BUFFALO FUNDS....................................20



INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The investment objectives for the Buffalo Balanced, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap and Buffalo USA Global Funds are long-term growth of capital. In addition, the Buffalo Balanced Fund also seeks to produce high current income. The investment objective for the Buffalo High Yield Fund is high current income with long-term growth of capital as a secondary objective.

To pursue their investment objectives, the Funds intend to primarily invest as described below:

o Buffalo Balanced Fund (BUFBX)--in common stocks, convertible bonds, convertible preferred stocks, corporate fixed income securities and other fixed income securities, many of which are higher yielding, high-risk fixed income securities.

o Buffalo High Yield Fund (BUFHX)--at least 80% of its net assets in higher yielding, higher-risk fixed income securities.

o Buffalo Large Cap Fund (BUFEX)--at least 80% of its net assets in common stocks of larger companies, most of which are listed on the New York Stock Exchange.

o Buffalo Mid Cap Fund (BUFMX)--at least 80% of its net assets in common stocks and other equity securities of medium-sized companies.

o Buffalo Science & Technology Fund (BUFTX)--at least 80% of its net assets in common stocks and other equity securities of companies expected to benefit from the development, advancement or use of science and technology.

o Buffalo Small Cap Fund (BUFSX)--at least 80% of its net assets in common stocks and other equity securities of smaller companies.

o Buffalo USA Global Fund (BUFGX)--at least 80% of its net assets in common stocks of companies based in the United States that have substantial operations around the globe. The international operations of these U.S. based companies will provide Fund investors with exposure to at least three foreign countries.

Each Fund's principal investment strategies are described below:

o Buffalo Balanced Fund invests in a combination of common stocks, convertible securities, corporate bonds, and other debt securities, with many of the debt securities being higher yielding, higher-risk investments. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Advisor's view of economic conditions and underlying security values. Usually, the Advisor will invest at least 25% of the Fund's assets in equity securities and at least 25% in fixed income securities.

o Buffalo High Yield Fund normally invests at least 80% of its net assets in higher yielding, high-risk, fixed income securities. The Fund's Advisor uses extensive fundamental research to identify investment opportunities for the Fund, placing emphasis on relative value and good corporate management. The Advisor looks at a number of past, present and estimated future factors, including 1) financial strength of the issuer, 2) cash flow, 3) management, 4) borrowing requirements and 5) sensitivity to changes in interest rates and business conditions.

o Buffalo Large Cap Fund normally invests at least 80% of its net assets in common stocks of relatively larger, or "large-cap," companies. The Fund considers a company to be a large-cap company if it has a market capitalization of $10 billion or greater at the time of initial purchase. In its selection process for this Fund, the Advisor seeks to identify large-cap companies that are expected to benefit from long-term industry or technological trends. The Fund may have a significant amount of assets invested in the technology sector from time to time. The Advisor also selects investments based upon 1) ongoing fundamental analysis of industries and the economic cycle, 2) analysis of company-specific factors such as product cycles, management, etc. and 3) rigorous valuation analysis. (The Fund changed its name from Buffalo Equity Fund, Inc. to Buffalo Large Cap Fund, Inc. effective February 28, 2002.)

o Buffalo Mid Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities (including convertibles and warrants) of medium-sized, or "mid-cap," companies. The Fund considers a company to be a mid-cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of initial purchase. In its selection process for this Fund, the Advisor seeks to identify mid-cap companies that are expected to benefit from long-term industry or technological trends. The Advisor also selects securities based on 1)
     fundamental analysis of industries and the economic cycle, 2) company-specific analysis such as product cycles, management, etc. and 3) rigorous valuation analysis.

o Buffalo Science & Technology Fund's principal investment strategy is to select stocks and other equity securities (including convertibles and warrants) that the Advisor believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance. Some of the industries likely to be represented in the Fund's portfolio are electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

o Buffalo Small Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities (including convertibles and warrants) of relatively smaller, or "small-cap," companies. The Fund considers a company to be a small-cap company if it has a market capitalization of up to $1 billion at the time of initial purchase or if the company's market capitalization would place it at the time of initial purchase in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the Fund targets companies with individual market capitalizations of $2 billion or less at the time of initial purchase. In its selection process for this Fund, the Advisor seeks to identify small-cap companies that are expected to benefit from long-term industry or technological trends. The Advisor also selects securities based on 1) fundamental analysis of industries and the economic cycle, 2) company-specific analysis such as product cycles, management, etc. and 3) rigorous valuation analysis.

o Buffalo USA Global Fund normally invests at least 80% of its net assets in common stocks of companies based in the United States that have substantial international operations. The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or pre-tax income from sales or operations outside of the U.S. The Fund will diversify its investment in these American companies so that the Fund is exposed to the markets of at least three different foreign countries. In its selection process for this Fund, the Advisor seeks to identify U.S. based companies with substantial international operations that are expected to benefit from long-term industry or technological trends. The Advisor also selects securities based on 1) fundamental analysis of industries and the economic cycle, 2) company-specific analysis such as product cycles, management, etc. and 3) rigorous valuation analysis.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Funds' securities. Instead, the Advisor's general strategy of purchasing securities for the Funds based upon what the Advisor believes are long term trends in industry and technology tends to reduce turnover of the Funds' holdings. This strategy also helps reduce the impact of trading costs on the Funds' performance and the tax consequences of investing in the Funds. The Advisor may sell a Fund's securities for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities. The Funds look to invest in both "growth" and "value" companies without favoring either of these particular investment styles.

Temporary Investments--The Funds intend to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Funds may respond to adverse market, economic, political or other considerations by investing up to 100% of their assets in high quality, short-term debt securities or other defensive investments for temporary investment purposes. During those times, the Funds may not achieve their investment objectives and, instead, will focus on preserving your investment.

Changes in Objectives and Policies--The objectives, strategies and policies described above explain how each Buffalo Fund is managed and (with the exception of the Mid Cap Fund's and the Science & Technology Fund's objectives, strategies and policies and the Large Cap Fund's definition of large-cap) may only be changed with the approval of a Fund's shareholders.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

Market Risks--(Applies to all Funds) Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. The Buffalo Funds that normally invest in equity securities will go up and down in value as the equity markets change. Likewise, the Buffalo Funds that normally invest in debt securities will go up and down in value as interest rates change and as other factors that affect the value of debt securities change. Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. As with any mutual fund, there is a risk that you could lose money by investing in the Buffalo Funds.

Each Fund's success depends largely on the Advisor's ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds and small company stocks will be more or less favorable than large company stocks. Because of this, each of the Funds will perform better or worse than other types of funds depending on what is in "favor."

Sector Focus Risks--(Applies to Buffalo Science & Technology Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Small Cap Fund and Buffalo USA Global
Fund) Because the Buffalo Science & Technology Fund focuses its investments on businesses in science and technology-related industries, it is likely to be more volatile than other types of broadly invested mutual funds, including the other Buffalo Funds. The Buffalo Large Cap, Mid Cap, Small Cap, and USA Global Funds may also at times focus their investments in technology-related industries. To the extent that they do so, the Buffalo Large Cap Fund is likely to be more volatile. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may quickly become obsolete. Earnings disappointments can result in sharp price declines. In addition, these industries can be affected by competition from new market entrants as well as developing government regulations and policies. Given these risks, an investment in the Buffalo Science & Technology Fund may be more suitable for long-term investors, who are willing to withstand the Fund's potential for volatility.

Larger Company Risks--(Applies to all Funds) Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Company Risks--(Applies to all Funds) Generally, medium-sized companies may have more potential for growth than larger companies. Investing in medium-sized companies, however, may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium-sized company's stock, it may have to sell at a lower price than its investment advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. The Funds' Advisor tries to minimize this risk by investing in stocks that are more readily bought and sold.

Smaller Company Risks--(Applies to Buffalo Science & Technology Fund and Buffalo Small Cap Fund) Buffalo Science & Technology Fund and Buffalo Small Cap Fund will, and the other Buffalo Funds may occasionally, invest in smaller companies. Generally, smaller and less seasoned companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to funds that invest in them. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a smaller company's stock, it may have to sell at a lower price than its investment advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. The Funds' Advisor tries to minimize this risk by investing in stocks that are more readily bought and sold. Given these risks, an investment in the Buffalo Science & Technology Fund or the Buffalo Small Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Fixed Income Risks--(Applies to all Funds) The yields and principal values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. These fluctuations tend to increase as a bond's maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

High Yield Risks--(Applies to the Buffalo Balanced Fund and the Buffalo High Yield Fund) Buffalo Balanced and Buffalo High Yield Funds invest in higher yielding, high-risk bonds (so called "junk-bonds"). These lower-rated bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer will fail to make timely payments of principal or interest. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

International Risks--(Applies to Buffalo USA Global Fund) International investing poses additional risks such as currency fluctuation and political instability. Buffalo USA Global Fund attempts to limit these risks by investing only in U.S. companies with international operations. Although this investment style is not direct foreign investment, the companies in which this Fund invests will directly experience these risks in their day-to-day business operations. Other Buffalo Funds may also occasionally gain international exposure by purchasing American Depository Receipts ("ADRs"), which are securities of foreign companies that are denominated in U.S. Dollars. ADRs are subject to similar risks as other types of foreign investments.

PAST PERFORMANCE
--------------------------------------------------------------------------------

The tables below and on the following pages provide an indication of the risks of investing in the Buffalo Funds. The tables on the left side show changes in the total returns generated by the respective Fund for each calendar year. The table on the right side includes several indexes against which each Fund compares its performance. The first index is a broad measure of market performance. Any other index(es) show(s) how the particular Fund's performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds. Each table reflects all expenses of the respective Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A Fund's past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

The table on the right side also presents the impact of taxes on the Funds' returns. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. It is possible for the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" to be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on each investor's individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own a Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because such accounts are subject to special provisions of the tax code.



Buffalo Balanced Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

1995:    20.31%
1996:    19.33%
1997:    15.09%
1998:    -2.78%
1999:     5.44%
2000:     8.05%
2001:     0.83%
2002:   -16.01%


Calendar Year-to-Date Return (through June 30, 2003) = 12.22%
Best Quarter December 31, 2001 = 12.73%
Worst Quarter September 30, 2001 = -14.24%


               Average Annual Total Return as of December 31, 2002
                                                                   Since
                                           1 Year    5 Years     Inception*
Buffalo Balanced Fund
Return Before Taxes                           -16.01%    -1.27%    4.97%
Return After Taxes on Distributions           -16.96%    -3.38%    1.88%
Return After Taxes on Distributions
and Sale of Fund Shares                        -9.79%    -1.85%    2.67%
S&P 500 Index(1)                              -22.10%    -0.59%    9.88%
S&P 500 Index and Merrill Lynch U.S.
Domestic Master Index Weighted Average(2)      -9.10%     2.68%    9.21%
Lipper Balanced Funds Index(3)                -10.69%     2.10%    7.75%


* Buffalo Balanced Fund commenced operations on August 12, 1994.


(1) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

(2) The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch U.S. Domestic Master Index. The Merrill Lynch U.S. Domestic Master Index is a capitalization weighted aggregation of outstanding U.S. treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified criteria. The stated indices reflect the reinvestment of dividends and capital gains but do not reflect the deduction of management fees or other expenses.

(3) The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. Performance is presented net of the funds' fees and expenses, however, applicable sales charges are not taken into consideration.



Buffalo High Yield Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

1996:   16.68%
1997:   15.76%
1998:   -5.33%
1999:    1.98%
2000:    4.42%
2001:   10.58%
2002:    4.01%


Calendar Year-to-Date Return (through June 30, 2003) = 12.50%
Best Quarter March 31, 2001 = 7.78%
Worst Quarter September 30, 1998 = -8.17%


               Average Annual Total Return as of December 31, 2002

                                                                  Since
                                       1 Year       5 Years     Inception*
Buffalo High Yield Fund
Return Before Taxes                       4.01%          3.00%    7.76%
Return After Taxes on Distributions       1.49%         -0.22%    4.42%
Return After Taxes on Distributions
and Sale of Fund Shares                   2.42%          0.75%    4.60%
Merrill Lynch High Yield Master Index(1) -1.13%          1.24%    4.90%
Lipper High Yield Bond Funds Index(2)    -2.41%         -1.80%    2.98%

* Buffalo High Yield Fund commenced operations on May 19, 1995.


(1) The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole. The index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of investment management fees, other expenses or taxes.
(2) The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. Performance is presented net of the fund' fees and expenses, however, applicable sales charges are not taken into consideration.


Buffalo Large Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

1996:   29.25%
1997:   24.22%
1998:   10.68%
1999:   15.41%
2000:   20.53%
2001:  -14.87%
2002:  -24.76%


Calendar Year-to-Date Return (through June 30, 2003) = 13.57%
Best Quarter December 31, 1998 = 19.74%
Worst Quarter June 30, 2002 = -19.96%

               Average Annual Total Return as of December 31, 2002

                                                                  Since
                                       1 Year       5 Years     Inception*
Buffalo Large Cap Fund
Return Before Taxes                    -24.76%      -0.28%      9.18%
Return After Taxes on Distributions    -24.76%      -1.12%      7.27%
Return After Taxes on Distributions
and Sale of Fund Shares                -15.20%      -0.35%      6.90%
S&P 500 Index(1)                       -22.10%      -0.59%      8.92%
Lipper Capital Appreciation
Funds Index(2)                         -23.98%      -1.46%      5.70%

*Buffalo Large Cap Fund commenced operations on May 19, 1995.


(1) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
(2) The Lipper Capital Appreciation Funds Index is an equally weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in the investment objective. Performance is presented net of the funds' fees and expenses, however, applicable sales charges are not taken into consideration.


Buffalo Mid Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

2002:   -19.98%


Calendar Year-to-Date Return (through June 30, 2003) = 17.80%
Best Quarter December 31, 2002 = 9.23%
Worst Quarter September 30, 2002 = -18.56%


               Average Annual Total Return as of December 31, 2002

                                                      Since
                                       1 Year       Inception*
Buffalo Mid Cap Fund
Return Before Taxes                    -19.98%      -21.18%
Return After Taxes on Distributions    -22.13%      -21.18%
Return After Taxes on Distributions
and Sale of Fund Shares                -13.59%      -16.93%
S&P  Midcap 400 Index(1)               -14.51%      -12.07%
Russell Midcap Index(2)                -16.19%      -13.52%
*Buffalo Mid Cap Fund commenced operations on December 17, 2001.


(1) The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The performance of the S&P Midcap 400 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index has a total market range of approximately $1.3 billion to $10.8 billion. The performance of the Russell Midcap Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.



Buffalo Small Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

1999:   34.79%
2000:   33.69%
2001:   31.18%
2002:  -25.75%

Calendar Year-to-Date Return (through June 30, 2003) = 21.49%
Best Quarter December 31, 2001 = 29.06%
Worst Quarter September 30, 2002 = -23.00%

               Average Annual Total Return as of December 31, 2002

                                                      Since
                                       1 Year       Inception*
Buffalo Small Cap Fund
Return Before Taxes                    -25.75%       11.88%
Return After Taxes on Distributions    -25.79%       11.08%
Return After Taxes on Distributions
and Sale of Fund Shares                -15.80%       9.64%
S&P Smallcap 600 Index(1)              -14.63%       0.11%
Russell 2000 Index(2)                  -20.48%      -3.61%
*Buffalo Small Cap Fund commenced operations on April 14, 1998.


(1) The S&P Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The performance of the S&P Smallcap 600 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
(2) The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The performance of the Russell 2000 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.


Buffalo Science & Technology Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]


2002:   -39.01%


Calendar Year-to-Date Return (through June 30, 2003) = 25.20%
Best Quarter December 31, 2002 = 21.14%
Worst Quarter June 30, 2002 = -31.24%


               Average Annual Total Return as of December 31, 2002

                                                      Since
                                       1 Year       Inception*
Buffalo Science & Technology Fund
Return Before Taxes                    -39.01%      -24.46%
Return After Taxes on Distributions    -39.01%      -24.46%
Return After Taxes on Distributions
and Sale of Fund Shares                -23.96%      -19.16%
S&P 500 Index(1)                       -22.10%      -14.47%
Lipper Science & Technology
Funds Index(2)                         -41.38%      -31.56%
*Buffalo Science & Technology Fund commenced operations on April 16, 2001.


(1) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
(2) The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. The index reflects the deduction of any investment management fees, other expenses or taxes.


Buffalo USA Global Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

[BAR CHART]

1996:   36.75%
1997:   19.03%
1998:    7.90%
1999:   37.13%
2000:    8.80%
2001:  -10.54%
2002:  -25.43%

Calendar Year-to-Date Return (through June 30, 2003) = 13.01%
Best Quarter December 31, 1999 = 21.19%
Worst Quarter September 30, 2002 = -19.58%

               Average Annual Total Return as of December 31, 2002

                                                                  Since
                                       1 Year       5 Years     Inception*
Buffalo USA Global Fund
Return Before Taxes                    -25.43%       1.46%      9.17%
Return After Taxes on Distributions    -25.43%       0.38%      7.57%
Return After Taxes on Distributions
and Sale of Fund Shares                -15.61%       1.14%      7.20%
S&P 500 Index(1)                       -22.10%      -0.59%      8.92%
Lipper Capital Appreciation
Funds Index(2)                         -23.98%      -1.46%      5.70%
*Buffalo USA Global Fund commenced operations on May 19, 1995.


(1) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
(2) The Lipper Capital Appreciation Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the 30 largest qualifying funds in the investment objective. Performance is presented net of the funds' fees and expenses, however, applicable sales charges are not taken into consideration.

FEES & EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

                                                               Buffalo
                     Buffalo   Buffalo     Buffalo    Buffalo  Science &  Buffalo   Buffalo
                     Balanced  High Yield  Large Cap  Mid Cap  Technology Small Cap USA Global
                     Fund      Fund        Fund       Fund     Fund       Fund      Fund
------------------ ----------- ---------- ----------  -------- ---------- --------- ----------
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge
(Load) Imposed on
Purchases            None      None        None       None     None       None      None
Maximum Deferred
Sales Charge (Load)  None      None        None       None     None       None      None
Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends None      None        None       None     None       None      None
Redemption Fee*      None      None+       None       None     None       None      None
Exchange Fee         None      None        None       None     None       None      None

*A $15 fee is imposed for redemptions by wire.
+If you redeem or exchange shares of the Buffalo High Yield Fund within 180 days of purchase, you will be charged a 2.0% redemption fee.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees      1.00%     1.00%       1.00%      1.00%    1.00%      1.00%     1.00%
Distribution (12b-1)
Fees                 None      None        None       None     None       None      None
Other Expenses       0.10%     0.03%       0.06%      0.10%    0.23%      0.02%     0.04%
                     -----     -----       -----      -----    -----      -----     -----
Total Annual Fund
Operating Expenses   1.10%     1.03%       1.06%      1.10%    1.23%      1.02%     1.04%


FEE EXAMPLES
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 Year 3 Years 5 Years 10 Years
Buffalo Balanced Fund              $112    $350    $606   $1,340
Buffalo High Yield Fund            $105    $328    $569   $1,259
Buffalo Large Cap Fund             $108    $337    $585   $1,294
Buffalo Mid Cap Fund               $112    $350    $606   $1,340
Buffalo Science & Technology Fund  $126    $391    $676   $1,489
Buffalo Small Cap Fund             $104    $325    $563   $1,248
Buffalo USA Global Fund            $106    $331    $574   $1,271


MANAGEMENT AND INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Kornitzer Capital Management, Inc., ("KCM") is the manager and investment advisor for each of the Buffalo Funds. KCM was founded in 1989. In addition to managing and advising the Buffalo Funds, it provides investment advisory services to a broad variety of individual, corporate and other institutional clients. As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration.

Operating expenses not required in the normal operation of the Funds are payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Funds with the Securities and Exchange Commission and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

The Buffalo Funds are managed by a team of four individuals. John Kornitzer has over 35 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding Kornitzer Capital Management, Inc. in 1989. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst Charterholder with over 20 years of research and management experience. He holds a Bachelor of Science Degree in Business Administration from Kansas
State University. Tom Laming joined KCM in 1993, and he is an experienced aerospace engineer and research analyst. He holds a Bachelor of Science Degree in Physics from the University of Kansas, a Master of Science Degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology ("MIT") and a Master of Business Administration ("MBA") Degree from Indiana University. Robert Male, who joined KCM in 1997, is also a Chartered Financial Analyst Charterholder. Robert was an investment manager with USAA in San Antonio, Texas, from 1992 to 1997 and has over 14 years of investment research experience. He holds a Bachelor of Science Degree in Business Administration from the University of Kansas and an MBA Degree from Southern Methodist University. Tom Laming, Kent Gasaway and Robert Male are co-lead managers for the Buffalo Large Cap Fund, Mid Cap Fund, Small Cap Fund and USA Global Fund portfolios. Tom Laming is the lead manager of the Buffalo Science & Technology Fund. Kent Gasaway is the lead manager of the Buffalo High Yield Fund. John Kornitzer is the lead manager of the Buffalo Balanced Fund.

Jones & Babson, Inc. ("J&B") served as the manager for each of the Buffalo Funds (KCM was the subadvisor) until February 7, 2001, at which time KCM began serving in the capacity of manager and advisor (Buffalo Science & Technology Fund and Buffalo Mid Cap Fund began operations after the change). Until May 1, 2003, J&B also served as the Buffalo Funds' principal underwriter. Until May 19, 2003, J&B served as the Funds' transfer agent. Quasar Distributors, LLC now serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent. Quasar Distributors, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202. KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or at least since inception). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP and which are included in the annual report. The Buffalo Funds' annual report is available at no charge upon request.


Buffalo Balanced Fund
--------------------------------------------------------------------------------

Condensed data for a share of capital
stock outstanding throughout the period.                 Years Ended March 31,
                                              2003    2002(a)   2001    2000     1999
------------------------------------------ --------- -------- -------- ------- --------
Net asset value, beginning of year           $ 9.27   $ 8.97   $ 9.86  $ 8.87   $ 11.50
                                             ------   ------   ------  ------   -------

Income from investment operations:
Net investment income                          0.20     0.33     0.35    0.57      0.66
Net gains (losses) on securities (both
realized and unrealized)                      (1.99)    0.23    (0.79)   0.87     (1.86)
                                             ------   ------   ------  ------    ------
Total from investment operations              (1.79)    0.56    (0.44)   1.44     (1.20)
                                             ------   ------   ------  ------    ------

Less distributions:
Dividends from net investment income          (0.21)   (0.26)   (0.45)  (0.45)    (0.66)
Distributions from capital gains                 --       --       --      --     (0.64)
Distribution in excess of capital gains          --       --       --      --     (0.13)
                                             ------   ------   ------  ------    ------
Total distributions                           (0.21)   (0.26)   (0.45)  (0.45)    (1.43)
                                             ------   ------   ------  ------    ------
Net asset value, end of year                $  7.27   $ 9.27   $ 8.97  $ 9.86    $ 8.87
                                            =======   ======   ======  ======    ======
Total return                                 (19.32%)   6.48%   (4.58%) 16.78%   (10.49%)
                                           ========   ======  =======  ======    ======

Ratios/Supplemental Data
Net assets, end of year (in millions)          $ 18     $ 23     $ 28    $ 29      $ 40
Ratio of expenses to average net assets        1.10%    1.08%    1.06%   1.05%     1.04%
Ratio of net investment income
  to average net assets                        2.60%    2.71%    3.72%   5.82%     6.19%
Portfolio turnover rate                          45%      12%      68%     33%       57%

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and the ratio of net investment income to average net assets per share was unchanged. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


Buffalo High Yield Fund
--------------------------------------------------------------------------------

Condensed data for a share of capital
stock outstanding throughout the period.                   Years Ended March 31,
                                            2003   2002(a)     2001    2000    1999
----------------------------------------- -------  -------   ------- ------- --------
Net asset value, beginning of year        $ 9.87    10.24    $ 10.21  $ 10.74 $ 12.83
                                          ------   ------    -------  ------- -------

Income from investment operations:
Net investment income                       0.55     0.73       1.05     1.05    0.93
Net gains (losses) on securities (both
realized and unrealized)                    0.01    (0.34)      0.02    (0.54)  (2.18)
                                          ------   ------    -------  ------- -------
Total from investment operations            0.56     0.39       1.07     0.51  (1.25)
                                          ------   ------    -------  ------- -------

Less distributions:
Dividends from net investment income       (0.57)   (0.76)     (1.04)   (1.04)  (0.76)
Distributions from capital gains              --       --         --       --   (0.08)
                                          ------   ------    -------  ------- -------
Total distributions                        (0.57)   (0.76)     (1.04)   (1.04)  (0.84)
                                          ------   ------    -------  ------- -------
Net asset value, end of year              $ 9.86   $ 9.87    $ 10.24  $ 10.21 $ 10.74
                                          ======   ======    =======  ======= =======
Total return                                5.95%    3.95%     11.16%    4.83%  (9.92%)
                                          ======   ======    =======  ======= =======

Ratios/Supplemental Data
Net assets, end of year (in millions)      $ 143     $ 70       $ 42     $ 44    $ 58
Ratio of expenses to average net assets     1.03%    1.04%      1.04%    1.04%   1.05%
Ratio of net investment income
  to average net assets                     6.24%    7.63%     10.30%    9.05%   7.76%
Portfolio turnover rate                       33%      36%        54%      16%     30%

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 7.73% to 7.63%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


Buffalo Large Cap Fund
--------------------------------------------------------------------------------

Condensed data for a share of capital
stock outstanding throughout the period.                 Years Ended March 31,
                                             2003     2002     2001     2000   1999
----------------------------------------- --------- -------- -------- ------- -------
Net asset value, beginning of year          $ 18.14  $ 17.99  $ 21.91 $ 16.95 $ 16.94
                                            -------  -------  ------- ------- -------

Income from investment operations:
Net investment income (loss)                   0.03   (0.03)     0.04    0.01    0.04
Net gains (losses) on securities (both
realized and unrealized)                      (5.60)    0.39   (1.98)    5.21    0.40
                                            -------  -------  ------- ------- -------
Total from investment operations              (5.57)    0.36   (1.94)    5.22    0.44
                                             -------  -------  ------- ------- -------

Less distributions:
Dividends from net investment income             --    (0.01)   (0.03)  (0.01)  (0.05)
Distributions from capital gains                 --    (0.20)   (1.95)  (0.25)  (0.38)
                                            -------  -------  ------- ------- -------
Total distributions                              --    (0.21)   (1.98)  (0.26)  (0.43)
                                            -------  -------  ------- ------- -------
Net asset value, end of year                $ 12.57  $ 18.14  $ 17.99 $ 21.91 $ 16.95
                                           ========    =====  =======  ======   =====
Total return                                 (30.71%)   2.06%   (9.86%) 31.07%   2.73%
                                           ========    =====  =======  ======   =====

Ratios/Supplemental Data
Net assets, end of year (in millions)          $ 36     $ 54     $ 43    $ 34    $ 32
Ratio of expenses to average net assets        1.06%    1.06%    1.04%   1.05%   1.06%
Ratio of net investment income
   to average net assets                       0.21%   (0.17%)   0.17%   0.04%   0.27%
Portfolio turnover rate                          16%       7%      27%     27%     83%


Buffalo Mid Cap Fund
--------------------------------------------------------------------------------

                                                                         For The Period
Condensed data for a share of capital                                    From December
stock outstanding throughout the period.                                    17, 2001
                                                         Year Ended      (Inception) to
                                                       March 31, 2003    March 31, 2002
----------------------------------------------------------------------  ---------------

Net asset value, beginning of period                    $10.12           $ 10.00
                                                        -------          -------

Income from investment operations:
Net investment loss                                      (0.04)            (0.01)
Net gains (losses) on securities
  (both realized and unrealized)                         (2.54)             0.13
                                                         ------             ----
Total from investment operations                         (2.58)             0.12
                                                         ------             ----

Less distributions:
Dividends from net investment income                         --               --
Distributions from capital gains                             --               --
                                                         ------           ------
Total distributions                                          --               --
                                                         ------           ------
Net asset value, end of period                           $7.54           $ 10.12
                                                       ========            =====
Total return*                                          (25.49%)             1.20%
                                                       ========            =====

Ratios/Supplemental Data
Net assets, end of period (in millions)                   $ 39              $ 32
Ratio of expenses to average net assets**                 1.10%             1.16%
Ratio of net investment income to average net assets**   (0.59%)           (0.71%)
Portfolio turnover rate                                      8%                3%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year


Buffalo Science & Technology Fund
---------------------------------------------------------------------

Condensed data for a share of capital                                For The Period
stock outstanding throughout the period.                             From April 16,
                                                    Year Ended      2001 (Inception)
                                                  March 31, 2003    to March 31, 2002
-----------------------------------------------------------------   -----------------

Net asset value, beginning of period                   $ 10.18          $ 10.00
                                                       -------          -------

Income from investment operations:
Net investment loss                                      (0.05)           (0.05)
Net gains (losses) on securities
  (both realized and unrealized)                         (4.12)            0.23
                                                        ------             ----
Total from investment operations                         (4.17)            0.18

Less distributions:
Dividends from net investment income                        --               --
Distributions from capital gains                            --               --
                                                        ------           ------
Total distributions                                         --               --
                                                        ------           ------
Net asset value, end of period                          $ 6.01          $ 10.18
                                                        ======          =======
Total return*                                           (40.96%)           1.80%
                                                      ========            =====

Ratios/Supplemental Data
Net assets, end of period (in millions)                   $ 15             $ 19
Ratio of expenses to average net assets**                 1.23%            1.17%
Ratio of net investment income to average net assets**   (0.73%)          (0.77%)
Portfolio turnover rate                                     26%               4%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year


Buffalo Small Cap Fund
--------------------------------------------------------------------------------

                                                                               For the
                                                                                period
                                                                                 from
Condensed data for a share of capital                                          April 14,
stock outstanding throughout the period.                                         1998
                                                                             (Inception)
                                                Years Ended March 31,          to March
Condensed data for a share of capital                                            31,
stock outstanding throughout the period      2003      2002    2001     2000    1999
----------------------------------------- --------- -------- -------- ------- --------
Net asset value, beginning of period
                                            $ 21.08  $ 14.97  $ 15.38  $ 9.49  $ 10.00
                                            -------  -------  -------  ------  -------

Income from investment operations:
Net investment income (loss)                  (0.10)   (0.03)   (0.01)  (0.03)    0.04
Net gains (losses) on securities (both
realized and unrealized)                      (7.16)    6.17     1.27    6.13    (0.51)
                                            -------  -------  -------  ------  -------
Total from investment operations              (7.26)    6.14     1.26    6.10    (0.47)
                                            -------  -------  -------  ------  -------

Less distributions:

Dividends from net investment income            --        --       --      --    (0.04)
Distributions from capital gains              (0.03)   (0.03)   (1.67)  (0.21)      --
                                            -------  -------  -------  ------  -------
Total distributions                           (0.03)   (0.03)   (1.67)  (0.21)   (0.04)
                                            -------  -------  -------  ------  -------
Net asset value, end of period              $ 13.79  $ 21.08  $ 14.97 $ 15.38   $ 9.49
                                            =======  =======  ======= =======   ======

Total return*                                (34.49%)  41.04%    8.95%  64.87%   (4.69%)
                                            =======  =======  ======= =======   ======

Ratios/Supplemental Data

Net assets, end of period (in millions)       $ 686  $ 1,285     $ 53    $ 35     $ 13
Ratio of expenses to average net assets**      1.02%    1.01%    1.04%   1.12%    1.02%
Ratio of net investment income to
average net assets**                          (0.55%)  (0.44%)  (0.12%)  0.27%)   0.59%
Portfolio turnover rate                          24%       6%      31%     42%      34%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

--------------------------------------------------------------------------------



Buffalo USA Global Fund
--------------------------------------------------------------------------------

Condensed data for a share of capital
stock outstanding throughout the period.                Years Ended March 31,
                                            2003     2002     2001    2000    1999
---------------------------------------- --------- -------- -------- ------- -------
Net asset value, beginning of year          $18.84  $ 17.48  $ 25.01 $ 16.27 $ 17.29
                                            ------  -------  -------  ------ -------

Income from investment operations:
Net investment income (loss)                 (0.01)   (0.06)   (0.01)  (0.03)   0.06
Net gains (losses) on securities (both
realized and unrealized)                     (5.79)    1.42    (4.67)   9.71   (0.51)
                                            ------  -------  -------  ------ -------
Total from investment operations             (5.80)    1.36    (4.68)   9.68   (0.45)
                                            ------  -------  -------  ------ -------

Less distributions:
Dividends from net investment income            --       --       --   (0.02)  (0.06)
Distributions from capital gains                --       --    (2.85)  (0.92)  (0.51)
                                            ------  -------  -------  ------ -------
Total distributions                             --       --    (2.85)  (0.94)  (0.57)
                                            ------  -------  -------  ------ -------
Net asset value, end of year                $13.04  $ 18.84  $ 17.48 $ 25.01 $ 16.27
                                            ======  =======  ======= ======= =======
Total return                                (30.79%)   7.78%  (19.80%) 60.72% (2.52%)
                                            ======  =======  ======= ======= =======

Ratios/Supplemental Data
Net assets, end of year (in millions)         $ 61     $ 73     $ 49    $ 52    $ 35
Ratio of expenses to average net assets       1.04%    1.05%    1.03%   1.04%   1.05%
Ratio of net investment income
   to average net assets                     (0.10%)  (0.39%)  (0.05%) (0.16%)  0.34%
Portfolio turnover rate                          7%       6%      17%     35%     42%


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

No Load Funds

o    There are no sales commissions or Rule 12b-1 distribution fees.


How to Buy Shares (see chart on page 20 for details)


o    By phone, Internet, mail or wire;
o    Through Automatic Monthly Investments;
o    Through exchanges from another Buffalo Fund; and,
o Cashier's checks under $10,000, third party checks and money orders will not be accepted as payment.

Minimum Initial Investment


o    $2,500 for regular accounts, unless opened via an exchange;
o    $100 for Automatic Monthly Investments;
o    $250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or,
o    $1,000 for exchanges from another Buffalo Fund.


Minimum Additional Investment

o    $100 by phone, Internet or mail;
o    $100 by wire;
o    $100 for Automatic Monthly Investments ("ACH"); and,
o    $1,000 for exchanges from another Buffalo Fund.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an automated clearinghouse ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may withdraw proceeds from your account at any time subject to the "Timing of Requests" provisions, below. There is no minimum limit for withdrawal via telephone or letter, but the most you can redeem by telephone is $25,000.
Amounts over $25,000 must be made in writing and be signature guaranteed. Additionally, signature guarantees are required when any of the following are true:

o You request redemption proceeds that are being sent to a different payee, bank, or address than that which the Funds have on file;
o You request a redemption to the address of record within 30 days of changing that address;
o You are changing the account registration or sending proceeds to a Buffalo account with a different registration.


For  further  instructions  about  signature  guarantees,   see  the  "Signature
Guarantees" section on page 17.



SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The  following  services  are  also  available  to  shareholders.   Please  call
1-800-49-BUFFALO (1-800-492-8332) for more information.

o    Uniform Transfers/Gifts to Minors Accounts.
o    Transfer on Death ("TOD") Accounts.
o    Accounts for corporations, partnerships and retirement plans.

o    Traditional IRA accounts.
o    Roth IRA accounts.
o    Coverdell Education Savings Accounts.
o    Simplified Employee Pensions ("SEPs").

HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

Shares of each Fund are purchased or redeemed at its net asset value per share next calculated after your purchase order and payment or redemption order is properly received by the Funds. In the case of certain institutions, which have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the net asset value per share next effective after receipt by that institution.

Each Buffalo Fund's net asset value is calculated by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, usually at 4:00 p.m. (Eastern Time), on days when the Funds are open for business (generally the same days that the New York Stock Exchange is open for unrestricted trading). The Funds are generally closed on weekends, national holidays and Good Friday.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the applicable Buffalo Fund's Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Funds' management to believe that a security's last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Buffalo Balanced and High Yield Funds pay distributions from net investment income quarterly, usually in March, June, September and December. The Buffalo Large Cap Fund, Mid Cap Fund, Science & Technology Fund, Small Cap Fund and USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the Balanced Fund, Mid Cap Fund and Small Cap Fund annually on or before December 31 and by the High Yield Fund, Large Cap Fund, Science & Technology Fund and USA Global Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of the Buffalo Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash ($10 minimum check amount). The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. There are no fees or sales charges on reinvestments.

Tax Considerations--The Buffalo Funds intend to make distributions that may be taxed, to taxable investors, as ordinary income and capital gains. These distributions may be taxable at different rates depending on the length of time that the Fund holds its assets. Distributions to taxable investors, regardless of whether the investor chooses to have Fund distributions paid in cash or additional shares of the Fund, will be subject to federal income tax. For tax purposes, an exchange of shares in one of the Buffalo Funds for shares of another Buffalo Fund will be treated as a sale and any gain on the transaction may be subject to federal income tax. If you invest in a Buffalo Fund shortly before it makes a distribution and you are a taxable investor, you may receive some or all of your investment back in the form of a taxable distribution.

Distributions and gains from the sale or exchange of your Buffalo Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Buffalo Fund.

Backup Withholding--By law, the Buffalo Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security/taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Buffalo Funds must also withhold if the IRS instructs them to do so. When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

The Buffalo Funds cannot process a transaction request unless it is properly completed as described in this section. To avoid delays, please call the Funds, if you have any questions about these policies. The Buffalo Funds reserve the right to cancel or change these transaction policies at any time with or without notice.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker. Whereas, you may contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee. In addition, you may be subject to other policies or restrictions of the broker, such as higher minimum account value, etc.

Purchases--The Buffalo Funds may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders. If your check or ACH does not clear, you will be charged a fee of $25.

Redemptions--The Buffalo Funds try to send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted. But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).
The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine. Under certain circumstances, the Funds may pay you proceeds in the form of portfolio securities owned by the Buffalo Fund from which you are redeeming shares. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash.

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until unconditional payment has been collected. This may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Redemption Fee--If shares of the Buffalo High Yield Fund, Inc. are sold or exchanged within 180 days of their purchase, a redemption fee of 2.0% of the value of the shares sold or exchanged will be assessed. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions.

Market Timers--The Funds may refuse to sell shares to market timers. You will be considered a market timer if you (i) request a redemption of a Fund's shares within ninety days or less of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Signature Guarantees--You can obtain a signature guarantee from most banks, credit unions, savings & loans or securities broker/dealers. A notarized signature from a notary public is not a signature guarantee. For your protection, the Funds require a guaranteed signature if you request:

o A redemption check sent to a different payee, bank or address than that which the Funds have on file;
o A redemption check mailed to an address that has been changed within the last 30 days;
o    A  redemption  for $25,000 or more in  writing;  and,
o    A change in account registration or redemption instructions.

Corporations, Trusts and Other Entities--Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act. The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund--You must meet the minimum investment requirement of the new Buffalo Fund in which you wish to exchange your shares. You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account. The names and registrations on both accounts must be identical. Your shares must have been held in an open account for 15 days or more, and the Funds must have received full payment before an exchange will be processed. You should familiarize yourself with the new Buffalo Fund in which you are investing.

Telephone/Internet Services--During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Buffalo Funds by mail or by accessing the Funds web site at www.buffalofunds.com on the World Wide Web. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Information--To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Buffalo Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests--Your price per shares will be the NAV next computed after your request is received in good order by a Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day's NAV.

In compliance with the USA Patriot Act of 2001, please note that the Funds' transfer agent may verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Funds' transfer agent at 1-800-492-8332 if you need additional assistance when completing your application.

PRIVACY POLICY
--------------------------------------------------------------------------------

This Privacy Policy has been adopted by the Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Science & Technology Fund, Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Mid Cap Fund (hereafter, the "Funds"). The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by Kornitzer Capital Management, Inc. ("Kornitzer") an investment adviser registered with the Securities and Exchange Commission that serves as the investment adviser and manager of the Funds.


The Funds and Kornitzer are collectively referred to as the "Companies," "we," "our" or "us."


As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION
We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?
Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

     o    Name
     o    Address
     o    Birthdate
     o    Phone number
     o    Social Security number
     o    Mother's maiden name
     o    E-mail address

Product-Related Personal Information
     o Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES
How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with 1) legal processes, 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public, 3) as part of inspections or examinations conducted by our regulatory agencies and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs who you have retained to advise you in a transaction; persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

CONDUCTING BUSINESS WITH THE BUFFALO FUNDS
--------------------------------------------------------------------------------

BY PHONE OR INTERNET                    HOW TO OPEN AN ACCOUNT               HOW TO ADD TO AN ACCOUNT

1-800-49-BUFFALO                        If you already have a Buffalo Fund   You may make additional
(1-800-492-8332)                        account and you have authorized      investments ($100 minimum) by
                                        telephone/on-line exchanges, you     telephone/on-line. After the Funds
www.buffalofunds.com                    may open an account in another       receive and accept your request,
--------------------
                                        Buffalo Fund ($1,000 minimum). The   the Funds will deduct from your
You must authorize each type of         names and registrations on the       checking account the cost of the
transaction on your account             accounts must be identical.          shares.
application or on the appropriate
form. If you call, the Funds'                                                Availability of this service is
representative may request personal                                          subject to approval by the Funds
identification and tape-record the                                           and the participating banks.
call.

BY MAIL
All Purchases and Redemptions:          Complete and sign the application    Make your check ($100 minimum)
Regular Mail                            that accompanies this Prospectus.    payable to U.S. Bank, N.A. and
Buffalo Funds                           Your initial investment must meet    mail it to the Funds. Always
c/o U.S. Bancorp Fund Services, LLC     the account minimum requirement.     identify your account number or
P.O. Box 701                            Make your check payable to U.S.      include the detachable investment
Milwaukee, WI 53201-0701                Bank, N.A. and be sure to indicate   stub (from your confirmation
                                        the name of the Fund in which you    statement).
                                        are investing.
Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

BY WIRE

U.S. Bank, N.A.                         First, contact the Funds by phone    Wire share purchases ($100
777 E. Wisconsin Ave.                   to receive your account number.      minimum) should include the names
Milwaukee, WI  53202                    You must then complete an            of each account owner, your
ABA# 042000013                          application and send it to the       account number and the name of the
Credit: U.S. Bancorp Fund Services,     Funds via facsimile.  After          Fund in which you are purchasing
LLC                                     confirming receipt with the Funds,   shares. You should notify the
A/C#112-952-137                         contact your bank to send the        Funds by telephone that you have
Further Credit:  (Name of specific      money via wire-(you must include     sent a wire purchase order to U.S.
Buffalo Fund)                           the Funds' banking instructions      Bank, N.A.
(Shareholder name and account number)   and your account number).  Mail
                                        your original application to the
                                        Buffalo Funds.

THROUGH AUTOMATIC
TRANSACTION PLANS

You must authorize each type of         Not applicable.                      Automatic Monthly Investment:
automatic transaction on your account
application or complete an                                                   You may authorize automatic
authorization form, which you can                                            monthly investments in a constant
obtain from the Funds by request. All                                        dollar amount ($100 minimum) from
registered owners must sign.                                                 your checking account. The Funds
                                                                             will draft your checking account
                                                                             on the same day each month in the
                                                                             amount you authorize via ACH.


                                  HOW TO SELL SHARES                      HOW TO EXCHANGE SHARES
BY PHONE OR INTERNET              You may withdraw any amount up to       You may exchange existing shares
                                  $25,000 by telephone/on-line,           ($1,000 minimum exchange) for
                                  provided that you have registered for   shares in another Buffalo Fund.
                                  this service previously. The Funds      The shares being exchanged must
                                  will send money only to the address     have been held in an open account
                                  of record, via ACH or by wire.          for 15 days or more.

BY MAIL                           In a letter, include the genuine        In a letter, include the genuine
                                  signature of each registered owner      signature of each registered
                                  (exactly as registered), the name of    owner, the account number, the
                                  each account owner, the account         number of shares or dollar amount
                                  number and the number of shares or      to be exchanged ($1,000 minimum)
                                  the dollar amount to be redeemed. The   and the name of the Buffalo Fund
                                  Funds will send money only to the       into which the money is being
                                  address of record, via ACH or by wire.  transferred.


BY WIRE                           Redemption proceeds ($1,000 minimum)    Not applicable.
                                  may be wired to your pre-identified
                                  bank account. A $15 fee is
                                  deducted. If your written request is
                                  received before 4:00 P.M. (Eastern
                                  Time) the Funds will normally wire
                                  the money on the following business
                                  day. If the Funds receive your
                                  written request after 4:00 P.M.
                                  (Eastern Time), the Funds will
                                  normally wire funds on the second
                                  business day. Contact your bank about
                                  the time of receipt and availability.


THROUGH AUTOMATIC                 Systematic Redemption Plan:             Monthly Exchanges:
TRANSACTION PLANS
                                  You may specify a dollar amount ($50    You may authorize monthly
                                  minimum) to be withdrawn monthly or     exchanges from your account ($100
                                  quarterly or have your shares           minimum) to another Buffalo Fund.
                                  redeemed at a rate calculated to        Exchanges will be continued until
                                  exhaust the account at the end of a     all shares have been exchanged or
                                  specified period. A maximum fee of      until you terminate the service.
                                  $1.50 may be charged for each
                                  withdrawal. You must own shares in an
                                  open account valued at $10,000 when
                                  you first authorize the systematic
                                  redemption plan. You may cancel or
                                  change your plan or redeem all your
                                  shares at any time.  The Funds will
                                  continue withdrawals until your
                                  shares are gone or until the Fund or
                                  you cancel the plan.



Buffalo Funds

Balanced Fund
High Yield Fund
Large Cap Fund
Mid Cap Fund
Science & Technology Fund
Small Cap Fund
USA Global Fund




Additional Information

The Statement of Additional Information ("SAI") contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds' annual and semi-annual report to shareholders contain additional information about each of the Buffalo Fund's investments and are incorporated herein by reference. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in
Washington, DC (202-942-8090) or by accessing the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

                                Investment Company Act file numbers

                            811-8364                 Balanced Fund
                            811-8898               High Yield Fund
                            811-8900                Large Cap Fund
                            811-10303                 Mid Cap Fund
                            811-10303                   Science &
                                                   Technology Fund
                            811-8509                Small Cap Fund
                            811-8896               USA Global Fund

BUFFALO FUNDS


1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com





                                     PART B


                           BUFFALO BALANCED FUND, INC.
                          BUFFALO HIGH YIELD FUND, INC.
                          BUFFALO LARGE CAP FUND, INC.
                              BUFFALO MID CAP FUND
                           (a series of Buffalo Funds)
                        BUFFALO SCIENCE & TECHNOLOGY FUND
                           (a series of Buffalo Funds)
                          BUFFALO SMALL CAP FUND, INC.
                          BUFFALO USA GLOBAL FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 29, 2003


This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Funds' current Prospectus, dated July 29, 2003. Certain information from the Funds' Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information. To obtain the Prospectus or the most recent Annual or Semi-Annual Report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

                                TABLE OF CONTENTS
                                                                           Page

INTRODUCTION...................................................................2


INFORMATION ABOUT THE FUNDS' INVESTMENTS.......................................2

   INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS.......................2
   FUNDAMENTAL INVESTMENT RESTRICTIONS........................................10
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS....................................13
   PORTFOLIO TURNOVER.........................................................14

FUND SECURITIES TRANSACTIONS..................................................15


PERFORMANCE MEASURES..........................................................16

   TOTAL RETURN...............................................................17
   PERFORMANCE COMPARISONS....................................................19

PURCHASING AND SELLING SHARES.................................................20

   PURCHASES..................................................................20
   SALES (REDEMPTIONS)........................................................20
   MARKET TIMERS..............................................................21
   NET ASSET VALUE............................................................21
   ADDITIONAL PURCHASE AND REDEMPTION POLICIES................................23

MANAGEMENT OF THE FUNDS.......................................................24

   DIRECTORS AND OFFICERS.....................................................24
   AUDIT COMMITTEE............................................................27
   COMPENSATION...............................................................28
   INVESTMENT ADVISOR, MANAGER AND PRINCIPAL UNDERWRITER......................28
   CODE OF ETHICS.............................................................29
   CUSTODIAN..................................................................29
   INDEPENDENT AUDITORS.......................................................29
   ADMINISTRATOR..............................................................30
   TRANSFER AGENT.............................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS............................30

   DISTRIBUTIONS AND TAXES....................................................32
   FINANCIAL STATEMENTS.......................................................34
   GENERAL INFORMATION AND HISTORY............................................34
   PROXY VOTING POLICIES AND PROCEDURES.......................................35
   APPENDIX-RATINGS INFORMATION...............................................37



INTRODUCTION
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") supplements the Buffalo Funds' Prospectus, dated July 29, 2003. This SAI provides additional information concerning the organization, operation and management of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (collectively, the "Buffalo Funds" or the "Fund(s)").


All of the Buffalo Funds are classified as open-end, management investment companies (or series thereof) under the Investment Company Act of 1940, as amended (the "1940 Act"), and all of the Funds qualify as diversified under the 1940 Act and the Federal tax laws. This means that the Funds allow shareholders to buy and sell shares at any time, as described in the Funds' Prospectus and in this SAI, and that the assets of the Funds are invested in a diversified portfolio of securities--qualifying the Funds for pass-through tax treatment.

Kornitzer Capital Management, Inc. serves as each Fund's manager and investment advisor ("KCM" or the "Advisor"). KCM is responsible for the overall management of each of the Funds and makes the Funds' day-to-day investment decisions.

INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS.
The objectives, strategies and policies discussed in this SAI and in the Funds' Prospectus generally apply when a Fund makes an investment. If a restriction is met at the time of initial investment, a Fund is usually not required to sell a security because circumstances change and the security no longer meets one or more of a Fund's restrictions. With regard to the Balanced, High Yield, Large Cap, Small Cap and USA Global Funds, unless stated otherwise, the objectives, strategies and policies described in this SAI and the Prospectus may not be changed without approval of a majority of the applicable Fund's outstanding shares. With regard to the Mid Cap and the Science & Technology Funds, a change in investment objectives, strategies or policies does not require shareholder approval. The respective investment objectives, strategies and policies for each of the Buffalo Funds are described below.

Buffalo Balanced Fund--seeks, as a primary objective, long-term capital growth and, as a secondary objective, high current income. The Fund intends to achieve its primary objective by investing primarily in common stocks and by investing secondarily in convertible bonds and convertible preferred stocks. The Fund intends to achieve its secondary objective, high current income, by investing in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks. The Fund will often invest in higher yielding, high-risk debt securities. The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies. The Fund typically invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, although the Advisor may deviate from this combination when it believes that doing so is in the best interest of the Fund's shareholders.

The Advisor expects that the majority of common stocks purchased for the Fund will be of larger capitalization companies with most, if not all, listed on the New York Stock Exchange. This Fund considers larger capitalization companies to be those with market capitalization in excess of $1 billion at the time of initial purchase. The Fund's Advisor does not intend to make wide use of NASDAQ-listed and other smaller capitalization companies' stocks (companies with market capitalization of less than $1 billion at the time of initial purchase).

The Fund retains the freedom to invest up to 75% of its net assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities. High-risk debt securities are those rated below BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") and are commonly called junk bonds. Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund's investment objectives may be more dependent on the Advisor's credit analysis ability than it would be for investments in higher rated bonds.

However, the Fund will not purchase a debt security that is rated less than B by Moody's or S&P and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality. Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor's discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

Buffalo High Yield Fund--primarily seeks high current income and secondarily seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in a diversified portfolio of higher yielding, high-risk fixed income securities. The Fund also generally intends to invest up to 10% of its net assets in equity securities. The Fund will pursue its secondary investment objective, capital growth, through appreciation of the fixed income securities and the equity securities that it holds. The proportion of the Fund's net assets invested in debt and equity securities will change over time in accordance with the Advisor's analysis of economic conditions and the underlying value of securities.

The Fund may invest up to 100% of its net assets in fixed income securities, including without limitation, corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund may also purchase government bonds but will not invest in debt securities issued by foreign governments. The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which places greater importance on the Advisor's credit analysis ability than investing in higher rated debt securities.

The Fund may purchase and invest up to 20% of its net assets in debt securities that are rated less than B, by Moody's or S&P, or in unrated, similar-quality debt securities. Rated debt securities, which are downgraded to below B quality after purchase, and unrated debt securities, which the Advisor believes have fallen below B quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor's discretion. The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor's discretion.

The Fund maintains a flexible investment policy with regard to the maturities of the debt securities it holds. But it is presently expected that the average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

If the Advisor believes that a full or partial temporary defensive position is necessary, due to present or anticipated market or economic conditions, the Advisor may take any one or more of the following steps to protect the Fund's assets: (1) shorten the average maturity of the Fund's debt securities, (2) hold more or all cash or cash equivalents and (3) emphasize investment in higher grade debt securities. If the Advisor implements a defensive position the Fund's yield may decline, and the Fund may not achieve its investment objectives.

Buffalo Large Cap Fund--seeks long-term capital growth by investing at least 80% of its net assets in common stocks of larger, or "large-cap," companies. As a non-fundamental policy, the Fund considers a company to be a large-cap company if it has a market capitalization of $10 billion or greater at the time of initial purchase. The Fund's non-fundamental policy regarding the definition of large-cap companies can be changed without shareholder approval. The Advisor seeks dividend income as a secondary consideration in its stock selection process. The Fund will normally invest in a broad array of common stocks that are diversified in terms of companies and industries. The Fund expects that the majority, if not all, of the companies in which it invests will be listed on the New York Stock Exchange.

Buffalo Mid Cap Fund--seeks long-term capital growth by investing at least 80% of its net assets in common stocks and other equity securities (including convertibles and warrants) of medium-sized, or "mid-cap," companies. The Fund considers a company to be a mid-cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of initial purchase. The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo Science & Technology Fund--seeks long-term capital growth by investing at least 80% of its net assets in common stocks and other equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement and use of science and technology. The Fund's principal investment strategy is to select stocks that the Advisor believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance. Some of the industries in which the Fund may look to invest include: electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

Buffalo Small Cap Fund--seeks long-term capital growth by investing at least 80% of its net assets in common stocks and other equity securities (including convertibles and warrants) of smaller, or "small-cap," companies. The Fund considers a company to be a small-cap company if, at the time of initial purchase, it has a market capitalization of up to $1 billion or in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalization of $2 billion or less at the time of purchase. The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo USA Global Fund--seeks long-term capital growth by investing at least 80% of its net assets in the common stocks of companies based in the United States that have substantial international operations. The Fund considers an American company to have substantial international operations if the company receives more than 40% of its revenue or pre-tax income from sales or operations outside of the U.S. The Fund will diversify its investment in these American-based companies so that the Fund is exposed to the markets of at least three different foreign countries. The Fund's Advisor measures the 40% minimums in pre-tax income or revenue from international operations by looking at each respective company's preceding four completed quarters of business or its most recently completed fiscal year as of the time that the Fund makes its initial purchase of the company's securities. The Advisor looks to invest in the common stocks of companies that appear to have above average potential for appreciation; income is a secondary consideration. Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.

A Fund, as described below, may also pursue the following additional investment strategies and policies to achieve its investment objectives. A Fund's investment objectives, strategies or policies may expose the Fund to the risks also discussed below.

Common stock. All of the Buffalo Funds may invest in the common stock of companies. The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company. The owner of common stock may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Owners of common stock may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as they are traded in the public securities markets. But common stocks, and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Equity securities. To the extent that any of the Buffalo Funds purchase equity securities, other than common stocks, including preferred stocks, convertible securities and warrants, they will be exposed to the following benefits and risks.

Preferred stockholders typically receive greater dividends and greater voting rights than a company's common stockholders. Preferred stockholders, however, also may not receive the same levels of appreciation/depreciation in the value of their stock as a company's common stockholders.

A convertible security is generally a debt obligation or preferred stock that may be converted with a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price, which is the price at which the common stock underlying the convertible security may be obtained, of the convertible security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Advisor uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

A warrant allows the holder to purchase a security at a fixed price during a preset time period. The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased. If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss. Warrants do not provide the holder the right to receive dividends or the right to vote.

Debt securities. The Balanced Fund and the High Yield Fund and, to the extent that they purchase such securities, the other Buffalo Funds will be exposed to the benefits and risks of investing in debt securities. A debt security represents a loan of money by the purchaser of the security to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principle values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. These fluctuations tend to increase as a bond's maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

The Balanced Fund and the High Yield Fund purchase debt securities as previously described in this SAI. Consistent with their investment objectives, strategies and policies, the remaining Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody's or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality. Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor's discretion. Each of the Buffalo Funds may also purchase debt securities, as stated in this SAI's Cash management description, even though such an investment is not consistent with a Fund's objectives or its other strategies or policies.

High yield debt securities. The Balanced and High Yield Funds invest in higher yielding, high-risk debt securities, often referred to as junk bonds. These lower-grade debt instruments generally offer higher yields than other debt securities. They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Balanced and/or High Yield Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments. Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions. Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and, even recently-issued, credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security. For these reasons, the Advisor uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Balanced and High Yield Funds.

As mutual funds investing in fixed income securities, both of the Funds are subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due. The credit risk of a Fund depends on the quality of its investments.

Cash management. Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During such times, the Fund, taking the defensive position, will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

     (1) Certificates of deposit, bankers' acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
     (2) Commercial paper will be limited to companies rated P-2 or higher by Moody's or A-2 or higher by S&P, or if not rated by either Moody's or S&P, a company's commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S & P;
     (3) The Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody's or AA or higher by S & P; and,
     (4) The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase agreements. Each of the Buffalo Funds may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Fund.

The Funds will enter into repurchase agreements only with United States banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Funds' Board Members. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is also possible that a Fund may not be able to perfect its interest in the underlying securities.

Covered call options. Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 25% of a Fund's net assets may be subject to covered call options. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund's obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss. If a Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held. Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which result in a deferral of some losses for tax purposes.

Illiquid and restricted securities. Each of the Buffalo Funds may invest in illiquid and restricted securities, but these investments will not exceed more than 15% of a particular Fund's net assets. The Funds consider a security to be illiquid or restricted, if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security due to restricted or lack of trading and not market action.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to a Fund.

The Buffalo Funds may also, when consistent with their investment objective, strategies and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid as long as the Advisor determines, under guidelines approved by the applicable Fund's Board Members, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Asset-backed securities. The High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees, which are generally provided by the issuer, senior-subordinated structures and over-collateralization.

As with other fixed-income securities, the value of asset-backed securities will fluctuate in response to changing interest rates and developments with the issuer and the general economy. In addition to risks presented by changes in interest rates, prepayments, early calls and defaults can reduce returns on asset-backed securities.

Sector focus. The Buffalo Science & Technology Fund focuses its investments in the securities of businesses in science and technology-related industries, which means that it is likely to be more volatile than a fund that is exposed to a greater variety of industries. The Fund will invest in companies in electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; defense and aerospace and similar areas. Companies in these types of industries often face unusually high gains and losses in the value of their securities because of the special risks they face. Products or services that first appear promising may not prove commercially successful or may quickly become obsolete, and earnings disappointments can result in sharp price declines. Science and technology companies can also be affected by competition from new market entrants as well as developing government regulations and policies.

International investing. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the United States economy and can expose a fund to growth in emerging markets. But international investing involves risks such as currency fluctuation and instability. None of the Buffalo Funds intend to invest directly in foreign securities or foreign currencies.

The USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations. Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business.

The Large Cap, Mid Cap, Science & Technology and Small Cap Funds may gain international exposure by purchasing American Depository Receipts ("ADRs"), which are securities of foreign companies that are denominated in U.S. Dollars. ADRs are issued by domestic banks, are publicly traded in the United States, represent ownership in an underlying foreign security and are subject to similar risks as are other types of foreign investments. These four Buffalo Funds are authorized to invest up to 25% of their net assets in ADRs, but each Fund presently expects to limit its investments in ADRs to less than 10% of net assets.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR. Investing in foreign companies, even through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses and may include: currency risks, like adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets and greater volatility, among others. While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR with respect to the U.S. Dollar.

Larger companies. The Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds will be exposed to the benefits and risks of investing in the securities of larger companies. Larger companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded. Larger companies, however, may be unable to respond quickly to new competitive challenges. Larger companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-sized companies. The Mid Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds will be exposed to the benefits and risks of investing in the securities of medium-sized companies. Medium-sized companies may have more potential for growth than larger companies. But medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Medium-sized company securities also may be bought and sold less often and in smaller amounts than larger company securities. If a Fund wants to sell a large quantity of a medium-sized company's securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Smaller companies. The Science & Technology Fund and the Small Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds will be exposed to the benefits and risks of investing in the securities of smaller companies. Smaller, less seasoned companies may have more potential for greater and rapid growth. But investing in smaller companies may also involve greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Smaller company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks. If a Fund wants to sell a large quantity of a smaller company's securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Mortgage-backed securities. Buffalo Balanced Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Temporary defensive position. The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

Other investment companies. Due to the administration and distribution expenses of managing a mutual fund, the Funds' investments in other investment companies may cause the Funds to pay fees and expenses which are duplicative of current Fund expenses.

FUNDAMENTAL INVESTMENT RESTRICTIONS.
The Boards of the Buffalo Funds have adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of (1) more than 50% of the outstanding voting securities of a Fund or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, a Fund's applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval.

Buffalo Balanced, High Yield, Large Cap and USA Global Funds. These four Buffalo Funds will not:

     (1) As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
     (2) Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;
     (3) Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);
     (4) Make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof;
     (5) Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);
     (6)  Invest  in  companies  for  the  purpose  of  exercising   control  of
          management;
     (7) Purchase securities on margin, or sell securities short, except that a Fund may write covered call options;

     (8) Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act;

     (9) Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations;
     (10) Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;
     (11) Borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1;
     (12) Make itself or its assets liable for the indebtedness of others;

     (13) Invest in securities which are assessable or involve unlimited liability;

     (14) Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry; in particular, technology companies will be divided according to their products and services--hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services--automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services--gas, gas transmission, electric and telephone will each be considered separate industries; or,
     (15) Purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company.

Buffalo Small Cap Fund.  The Buffalo Small Cap Fund will not:

     (1) As to 75% of its total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
     (2) Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;
     (3) Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);
     (4)  Make  loans  to  other  persons,   except  by  the  purchase  of  debt
          obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

     (5) Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
     (6) Borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; or,
     (7) Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry; in particular, technology companies will be divided according to their products and services--hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services--automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services--gas, gas transmission, electric and telephone will each be considered separate industries.


Buffalo Mid Cap and Science & Technology Funds. Neither of these Buffalo Funds will:

     (1) As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
     (2) Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry; this restriction does not limit either Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry; in particular, technology companies will be divided according to their products and services--hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services--automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services--gas, gas transmission, electric and telephone will each be considered separate industries;
     (3) Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow either Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets; the effect of this provision is to allow either Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing;
     (4) Underwrite the securities of other issuers, except that either Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;
     (5) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
     (6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities; or,
     (7) Make loans, provided that this restriction does not prevent either Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Boards of the Buffalo Funds have adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds. A Fund's Board may change these non-fundamental investment restrictions without shareholder approval.

Buffalo Balanced, High Yield, Large Cap and USA Global Funds. These four Buffalo Funds are permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies. The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act. These Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

Buffalo Small Cap Fund. The Buffalo Small Cap Fund will not:

     (1)  Invest  in  companies  for  the  purpose  of  exercising   control  of
          management;
     (2) Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;
     (3) Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations; or,
     (4) Except for transactions in its shares or other securities where such person is acting as broker and the brokerage fees and practices are considered normal and generally accepted under the circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.

Buffalo Science & Technology Fund. The Buffalo Science & Technology Fund will not:

     (1) Invest in other investment companies, including open-end, closed-end or unregistered investment companies, outside of a corporate event (meaning a merger, reorganization, consolidation or similar transaction), beyond the current regulatory limits, which allow the Fund to invest up to 5% of the Fund's total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies, or operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds; or,
     (2) Invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days, due to restricted trading, at approximately the value at which the Fund has valued the investment; or,
     (3) Borrow for the purpose of leveraging its investments; in this regard, the Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

Buffalo Mid Cap Fund.  The Buffalo Mid Cap Fund will not:

     (1) Invest in other investment companies, including open-end, closed-end or unregistered investment companies, outside of a corporate event (meaning a merger, reorganization, consolidation or similar transaction), beyond the current regulatory limits, which allow the Fund to invest up to 5% of the Fund's total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies, or operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds; or,
     (2) Borrow for the purpose of leveraging its investments; in this regard, the Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

PORTFOLIO TURNOVER.
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.

FUND SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------
The Advisor makes the decisions about buying and selling securities for the Buffalo Funds. It selects brokers and dealers to execute securities transactions, allocates portfolio brokerage and principal business and negotiates commissions and prices for securities. In instances where securities are purchased on a commission basis, the Advisor seeks best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade. The Funds paid the following brokerage commissions for the time periods stated:

----------------------------- ---------------- ----------------- ---------------
                                  Fiscal            Fiscal             Fiscal
                                Year Ended        Year Ended        Year Ended
    Name of Fund               March 31, 2001   March 31, 2002    March 31, 2003
----------------------------- ---------------- ----------------- ---------------
Buffalo Balanced                     $28,672            $9,772        $10,775
----------------------------- ---------------- ----------------- ---------------
Buffalo High Yield                   $ 4,669            $3,528        $11,064
----------------------------- ---------------- ----------------- ---------------
Buffalo Large Cap                    $41,196           $28,568        $28,317
----------------------------- ---------------- ----------------- ---------------
Buffalo Mid Cap*                         N/A           $46,736        $41,861
----------------------------- ---------------- ----------------- ---------------
Buffalo Science & Technology*            N/A           $27,309        $30,028
----------------------------- ---------------- ----------------- ---------------
Buffalo Small Cap                    $75,293        $1,176,113       $756,190
----------------------------- ---------------- ----------------- ---------------
Buffalo USA Global                   $41,014           $38,710        $41,455
----------------------------- ---------------- ----------------- ---------------
*Buffalo Mid Cap commenced operations on December 17, 2001, and Buffalo Science & Technology Fund commenced operations on April 16, 2001.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the Advisor's interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates. Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Funds will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services. However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Funds' Boards and the Advisor.

Since the Funds do not market their shares through intermediary brokers and dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of their shares that may be made through such firms. However, they may place portfolio orders with qualified broker dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients.

Research services furnished by broker dealers may be useful to the Advisor in serving other clients, as well as the respective Buffalo Funds. Likewise, the Funds may benefit from research services obtained by the Advisor from the placement of its other clients' portfolio brokerage.

When the Advisor, in its fiduciary capacity, believes it to be in the best interest of a Fund's shareholders, a Fund may join with the Advisor's other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor's other clients participating in such a transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The table below indicates the total amount of brokerage commissions paid for each Fund to firms that provided research services for the fiscal year ended March 31, 2003. Research services were not necessarily a factor in the placement of brokerage business.

Fund Name                               Commissions
---------                               -----------

Buffalo Balanced                         $      501
Buffalo Large Cap                        $   11,746
Buffalo USA Global                       $    9,412
Buffalo High Yield                       $    2,772
Buffalo Mid Cap                          $   13,421
Buffalo Small Cap                        $   96,435
Buffalo Science & Technology             $    9,967

PERFORMANCE MEASURES
--------------------------------------------------------------------------------

The Funds may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of each Fund's shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for recent one-, five- and ten-year periods, when applicable, and may be given for other periods as well, such as from commencement of the Fund's operations, or on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

TOTAL  RETURN.
Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

Return Before Taxes

                n
         P(1 + T) = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Return After Taxes on Distributions

                n
         P(1 + T) = ATVD

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Shares

                n
         P(1 + T) = ATVDR

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions and redemption.

The Funds' average annual compounded rate of total return as of March 31, 2003 (before and after taxes) are as follows:


                                                                    Since
                                           One Year  Five Years   Inception
                                           --------  ----------   ---------
Buffalo Balanced Fund(1)
   Before Taxes                            -19.32%      -3.04%        4.55%
   After Taxes on Distributions            -20.20%      -5.08%        1.51%
   After Taxes on Distributions and
   Sale of Shares                          -11.86%      -3.19%        2.37%
Buffalo High Yield Fund(2)
   Before Taxes                              5.95%       2.94%        7.94%
   After Taxes on Distributions              3.58%      -0.28%        4.63%
   After Taxes on Distributions and
   Sale of Shares                            3.59%       0.68%        4.75%
Buffalo Large Cap Fund(2)
   Before Taxes                            -30.71%      -3.01%        8.06%
   After Taxes on Distributions            -30.71%      -3.83%        6.23%
   After Taxes on Distributions and
   Sale of Shares                          -18.85%      -2.46%        6.01%
Buffalo Mid Cap Fund(3)
   Before Taxes                            -25.49%       N/A        -19.85%
   After Taxes on Distributions            -25.49%       N/A        -19.85%
   After Taxes on Distributions and
   Sale of Shares                          -15.65%       N/A        -15.68%
Buffalo Science & Technology Fund(4)
   Before Taxes                            -40.96%       N/A        -22.92%
   After Taxes on Distributions            -40.96%       N/A        -22.92%
   After Taxes on Distributions and
   Sale of Shares                          -25.15%       N/A        -17.84%
Buffalo Small Cap Fund(5)
   Before Taxes                            -34.49%       N/A          9.68%
   After Taxes on Distributions            -34.53%       N/A          8.94%
   After Taxes on Distributions and
   Sale of Shares                          -21.17%       N/A          7.83%
Buffalo USA Global Fund(2)
   Before Taxes                            -30.79%      -1.29%        8.34%
   After Taxes on Distributions            -30.78%      -2.34%        6.80%
   After Taxes on Distributions and
   Sale of Shares                          -18.90%      -1.02%        6.54%
--------------------------------------------------------------------------------

(1)  Buffalo Balanced Fund commenced operations on August 12, 1994.
(2) Buffalo Large Cap Fund, Buffalo High Yield Fund and Buffalo USA Global Fund each commenced operations on May 19, 1995.
(3)  Buffalo Mid Cap Fund commenced
     operations on December 17, 2001.
(4)  Buffalo Science & Technology Fund commenced operations on April 16, 2001.
(5)  Buffalo Small Cap Fund commenced operations on April 14, 1998.


Yield. From time to time, Buffalo Balanced Fund and Buffalo High Yield Fund may quote their yield in advertisements, shareholder reports or other communications to shareholders. Yield is calculated according to the following standardized SEC formula.

Current yield reflects the income per share earned by the Fund's investments. Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

The SEC standardized yield formula is as follows:

              a - b    6
   Yield = 2((----- + 1)  - 1)
               cd

   Where:

   a =   dividends and interest earned during the period.
   b =   expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d =   the maximum offering price per share on the last day of the period.

The Yield for the Buffalo High Yield Fund for the 30-day period ended March 31, 2003 was 7.85%.

PERFORMANCE COMPARISONS.
In advertisements or in reports to shareholders, a Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service that monitors the performance of mutual funds. A Fund may also compare its performance to the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price Index.

Performance rankings, recommendations, published editorial comments and listings reported in Barron's, Business Week, Financial World, Forbes, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Magazine, Smart Money, The Wall Street Journal, U.S. News & World Report, USA Today, Fortune and Stanger's may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from CDA Investment Technologies, Inc., Donoghue's Money Letter, Donoghue's Mutual Fund Almanac, Income and Safety, Louis Rukeyser's Wall Street newsletter, Morningstar Mutual Funds, No-Load Fund Investor, No-Load Fund Analyst, No-Load Fund X, Personal Finance, The Mutual Fund Letter, United Mutual Fund Selector, and Wiesenberger Investment Companies Service.

PURCHASING AND SELLING SHARES
--------------------------------------------------------------------------------

PURCHASES.
Neither the Funds nor the entities that provide services to them (the "Fund Complex") will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Fund without these fees. Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. A duplicate copy of a past annual statement, prior to May 1, 2003, is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested. Annual statements after May 1, 2003 are available from U.S. Bancorp Fund Services, LLC at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds will not issue share certificates. The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Funds management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled. The purchaser may also be prohibited from or restricted in placing further orders.

SALES (REDEMPTIONS).
The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund's securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to "time the market" by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash.

MARKET TIMERS.
The Funds do not allow market timers. The Funds may refuse to sell shares to market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 90 days of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

NET ASSET VALUE.
The net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a fund's net asset value, days during which a fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Funds do not compute their net asset value on days when the New York Stock Exchange is closed or on the following customary holidays:

New Year's Day                              January 1
Martin Luther King Jr. Day                  Third Monday in January
Presidents' Day                             Third Monday in February
Good Friday                                 Friday before Easter
Memorial Day                                Last Monday in May
Independence Day                            July 4
Labor Day                                   First Monday in September
Thanksgiving Day                            Fourth Thursday in November

In valuing the Funds' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors/Trustees of the Funds shall determine in good faith to reflect the security's fair value. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Directors/Trustees determined that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Funds are valued in such manner as the Board of Directors/Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                      Net Assets
                 ---------------------------  = Net Asset Value per share
                   Shares Outstanding

An example of how the Fund calculated the net asset value per share as of March 31, 2003 is as follows:

Buffalo Balanced Fund

                       $18,049,575
                 ---------------------------  =                 $7.27
                         2,481,878


Buffalo High Yield Fund

                      $143,007,528
                 ---------------------------  =                 $9.86
                        14,499,330

Buffalo Large Cap Fund

                       $35,663,716
                 ---------------------------  =                $12.57
                         2,837,972

Buffalo Mid Cap Fund
                       $39,192,804
                 ---------------------------  =                 $7.54
                         5,200,896


Buffalo Science & Technology Fund

                       $14,537,406
                 ---------------------------  =                 $6.01
                         2,416,907

Buffalo Small Cap Fund

                      $685,633,896
                 ---------------------------  =                $13.79
                        49,730,876


Buffalo USA Global Fund

                       $60,734,805
                 ---------------------------  =                $13.04
                         4,655,950


ADDITIONAL PURCHASE AND REDEMPTION POLICIES.

The Funds reserve the right to:

(1) Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders that invest through any of the Funds' special investment programs;

(2) Cancel or change the telephone investment service, the telephone exchange service, Internet service and the automatic monthly investment plan without prior notice when doing so is in the best interest of the Funds and their shareholders;

(3) Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you;

(4) Begin charging a fee for the telephone service and to cancel or change the service upon 60 days written notice to you;

(5) Begin charging a fee for the systematic redemption plan upon 30 days written notice to you;

(6) Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders; the Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and,

(7) Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if the Funds have other reason to believe that this requirement would be in the best interest of the Funds and their shareholders.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS.
Each Fund is governed by a Board of Directors or Board of Trustees ("Board of Directors"), who are responsible for protecting the interests of Fund shareholders under the laws of Maryland (or Delaware, with regard to the Trustees of the Mid Cap and Science & Technology Funds). The Directors or Trustees ("Directors") are experienced business persons, who meet throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and to review performance. The officers of the Funds are responsible for supervising the Funds' business operations, but the Funds are managed by the Advisor, KCM, subject to the supervision and control of the Directors.

The Boards of each of the Buffalo Funds have reviewed and approved their respective Fund's investment advisory contract(s) with the Advisor. In approving these agreements, the Boards examined the Advisor's fees, the Advisor's ability to invest on behalf of the Funds and the administrative services that the Advisor provides and/or obtains on behalf of the Funds. The Boards also reviewed several reports that compared the Funds' performance to other mutual funds. These reports showed that the Funds generally performed very well within each of their categories. The Board also examined reports that compared the Funds' advisory fees with those of similar mutual funds. After looking at all of these factors, the Boards determined, in each case, that the Advisor's fees are reasonable and that the services that the Advisor provides to the Funds meet or exceed industry standards.

In addition to its fees, the Advisor benefits through its relationship with the Funds by participating in soft dollar arrangements with brokers to whom the Advisor sends Fund business-orders to buy and sell securities on behalf of the Funds. These arrangements, including free research and other incentives, are customary in the industry, and the Funds' Boards periodically receive and review information from the Advisor regarding its soft dollar arrangements related to Fund business. In some cases, the Advisor may also receive free research and incentives via business it directs to brokers that is not Fund related. In these cases, the Funds may benefit from the soft dollar arrangement even though its business did not create the opportunity for the Advisor to participate in the arrangement.


------------------ ---------------- ------------- ------------------------ ------------ -----------------

                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                     TERM OF                                 IN FUND
                                    OFFICE AND     PRINCIPAL OCCUPATION(S)   COMPLEX         OTHER
  NAME, AGE AND      POSITION(S)    LENGTH OF            DURING PAST       OVERSEEN BY   DIRECTORSHIPS
     ADDRESS        HELD WITH FUNDS TIME SERVED             5 YEARS           DIRECTOR  HELD BY DIRECTOR
------------------ ---------------- ------------- ------------------------ ------------ -----------------

                                            INTERESTED DIRECTORS/TRUSTEES

---------------------------------------------------------------------------------------------------------
Kent W. Gasaway(1)  President and   One year term   Senior Vice President,      Seven          None
(43)                Director/       and served      Kornitzer Capital
5420 West 61st      Trustee         since           Management, Inc.
Place                               inception.      (management company).
Shawnee Mission,
KS  66205

------------------- --------------- ------------- ------------------------ ------------ -----------------
Joseph C.           Chairman and    One year term   Senior Vice President,      Seven    Trustee,
Neuberger(1)(41)    Director/       and served      U.S. Bancorp Fund                    MUTUALS.com (an
615 E. Michigan     Trustee         since May       Services, LLC (1994 -                open-end
Street,                             2003.           present)                             investment
Milwaukee, WI                                                                            company with
53202                                                                                    five
                                                                                         portfolios);
                                                                                         Trustee, Zodiac
                                                                                         Trust (an
                                                                                         open-end
                                                                                         investment
                                                                                         company with one
                                                                                         portfolio)

----------------- --------------- --------------- ------------------------ ------------ -----------------

                                          NON-INTERESTED DIRECTORS/TRUSTEES

----------------------------------------------------------------------------------------------------------
Thomas S. Case    Director/        One year term  Retired                     Seven           None
(62)              Trustee          and served
5420 West 61st                     since
Place                              inception.
Shawnee Mission,
KS  66205
----------------- ---------------- -------------- ------------------------- ----------- --------------
Gene M. Betts     Director/        One year term  Senior Vice President and   Seven           None
(51)              Trustee          and served     Treasurer, Sprint Corp.
5420 West 61st                     since          (telecommunications
Place                              February 2001. company); and formerly
Shawnee Mission,                                  Senior Vice President
KS  66205                                         Corporate Finance, Sprint
                                                  Corp.
----------------- ---------------- -------------- ------------------------- ----------- --------------
J. Gary           Director/        One year term  Chairman, President and     Seven           None
Gradinger (59)    Trustee          and served     Chief Executive Officer,
5420 West 61st                     since          Golden Star Inc.
Place                              February 2001. (manufacturer of textile
Shawnee Mission,                                  cleaning products)
KS  66205
----------------- ---------------- -------------- ------------------------- ----------- --------------
Philip J.         Director/        One year term  Associate Professor and     Seven           None
Kennedy (57)      Trustee          and served     Chair of Accounting,
5420 West 61st                     since May      Business Administration
Place                              1995.          and Entrepreneurship,
Shawnee Mission,                                  Benedictine College;
KS  66205                                         formerly Associate
                                                  Professor, Slippery Rock
                                                  University
----------------- ---------------- -------------- ------------------------- ----------- --------------


----------------- --------------- --------------- ------------------------------------------------------------
NAME, AGE AND      POSITION(S)    TERM OF OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ADDRESS             HELD WITH     AND LENGTH OF
                      FUNDS       TIME SERVED
----------------- --------------- --------------- ------------------------------------------------------------

                                                  OFFICERS

--------------------------------------------------------------------------------------------------------------
Eric W. Falkeis   Vice            One year term   Vice President, U.S. Bancorp Fund Services, LLC
(29) 615 E.       President       and served      (2001-present); Assistant Vice President,
Michigan Street                   since May 2003. U.S. Bancorp Fund Services, LLC (1997-2001);
Milwaukee, WI                                     Audit Senior, PricewaterhouseCoopers LLP
53202                                             (1995-1997).


----------------- --------------- --------------- ------------------------------------------------------------
Katharine A.      Vice            One year term   Assistant Vice President, U.S. Bancorp Fund Services, LLC
Barry (29) 615 E. President and   and served      (2002-present); Officer, U.S. Bancorp Fund Services, LLC
Michigan Street   Chief           since May 2003. (2000-2002); Compliance Administrator, U.S. Bancorp Fund
Milwaukee, WI     Compliance                      Services, LLC (1998-2000); Audit Associate, Arthur Andersen
53202             Officer                         LLP (1996-1998).


----------------- --------------- --------------- ------------------------------------------------------------
Rodney A. DeWalt  Secretary       One year term   Legal Compliance Administrator, U.S. Bancorp Fund Services,
(35) 615 E.                       and served      LLC (2003-present); Securities Attorney, Thrivent Financial
Michigan Street                   since May 2003. for Lutherans (2002-2003); Securities Attorney, Aid
Milwaukee, WI                                     Association for Lutherans (2000-2002); Financial Advisor,
53202                                             Prudential Insurance Company (2000); Attorney, DeWalt Law
                                                  Offices (1998-2000).

----------------- --------------- --------------- ------------------------------------------------------------


--------
(1) Each of these Directors/Trustees may be deemed to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Gasaway are interested Directors/Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds' Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds' Advisor.

As of December 31, 2002, the Directors had the following interests in the Buffalo Funds' securities:

------------------------------- ---------------------------- --------------------------------


                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                                             INVESTMENT COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY               DIRECTOR/TRUSTEE IN FAMILY OF
NAME OF DIRECTOR/TRUSTEE  SECURITIES IN EACH FUND                  INVESTMENT COMPANIES
------------------------ ----------------------------------- --------------------------------
   Joseph C. Neuberger    Balanced:         None                           None
                          High Yield:       None
                          Large Cap:        None
                          Mid Cap:          None
                          Small Cap:        None
                          Science & Tech:   None
                          USA Global:       None
------------------------ ----------------------------------- --------------------------------
     Kent W. Gasaway      Balanced:         $1-$10,000                 Over $100,000
                          High Yield:       $1-$10,000
                          Large Cap:        $50,001-$100,000
                          Mid Cap:          $50,001-$100,000
                          Science & Tech:   $10,000-$50,000
                          Small Cap:        Over $100,000
                          USA Global:       Over $100,000

------------------------ ----------------------------------- --------------------------------
     Thomas S. Case       Balanced:         $1-$10,000                $10,000-$50,000
                          High Yield:       $1-$10,000
                          Large Cap:        $1-$10,000
                          Mid Cap:          None
                          Science & Tech:   None
                          Small Cap:        None
                          USA Global:       $1-$10,000

------------------------ ----------------------------------- --------------------------------
      Gene M. Betts       Balanced:         None                       Over $100,000
                          High Yield:       Over $100,000
                          Large Cap:        None
                          Mid Cap:          $10,000-$50,000
                          Science & Tech:   None
                          Small Cap:        None
                          USA Global:       None

------------------------ ----------------------------------- --------------------------------
    J. Gary Gradinger     Balanced:         None                        $1-$10,000
                          High Yield:       None
                          Large Cap:        None
                          Mid Cap:          None
                          Science & Tech:   None
                          Small Cap:        None
                          USA Global:       $1-$10,000

------------------------ ----------------------------------- --------------------------------
    Philip J. Kennedy     Balanced:         $1-$10,000                $10,000-$50,000
                          High Yield:       None
                          Large Cap:        $1-$10,000
                          Mid Cap:          None
                          Science & Tech:   None
                          Small Cap:        None
                          USA Global:
                          $10,001-$50,000
------------------------ ----------------------------------- --------------------------------


AUDIT COMMITTEE.
The Funds have an Audit Committee, which assists the Funds' Boards in fulfilling their duties relating to each Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Boards and the independent auditors. The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Funds' Independent Directors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Funds' procedures for internal auditing, and reviewing the Funds' system of internal accounting controls. The Audit Committee met once during the last fiscal year.

COMPENSATION.

The Funds do not directly compensate any interested Director or Fund officer for their normal duties and services. Mr. Gasaway and Mr. Neuberger, who are interested Directors due to their employment with the Funds' Advisor and U.S. Bancorp Fund Services, LLC, respectively, are compensated by those organizations and not by the Funds. U.S. Bancorp Fund Services, LLC is an affiliate of the Funds' underwriter. The fees of the Independent Directors, including travel and other expenses related to the Board meetings, are paid by the Advisor pursuant to the provisions of the Funds' Management Agreements.


Each Independent Director receives an annual retainer of $3,000, plus $125 for each Fund Board meeting attended. Each of the Funds' Boards generally meets four times each year. The following chart sets forth the Directors' annual compensation, all of which is paid by the Advisor.

------------------------------ ----------------------- ------------------------- ------------------------
                                                                                 Total Compensation From
                                                                                 Funds and Fund Complex
                                Aggregate Compensation  Pension or Retirement      (seven investment
                                  for Serving on all    Benefits Accrued As Part   companies) Paid to
Name of Person, Position            Funds' Boards           of Funds Expenses           Directors
------------------------------ ----------------------- ------------------------- ------------------------
Joseph C. Neuberger,                     -0-                       -0-                     -0-
Director/Trustee and Chairman
------------------------------ ----------------------- ------------------------- ------------------------
Kent W. Gasaway,                         -0-                       -0-                     -0-
Director/Trustee and President
of each Fund
------------------------------ ----------------------- ------------------------- ------------------------
Thomas S. Case,                         $5,625                     -0-                   $5,625
Director/Trustee
------------------------------ ----------------------- ------------------------- ------------------------
Gene M. Betts,                          $6,500                     -0-                   $6,500
Director/Trustee
------------------------------ ----------------------- ------------------------- ------------------------
J. Gary Gradinger,                      $6,500                     -0-                   $6,500
Director/Trustee
------------------------------ ----------------------- ------------------------- ------------------------
Philip J. Kennedy,                      $6,500                     -0-                   $6,500
Director/Trustee
------------------------------ ----------------------- ------------------------- ------------------------

INVESTMENT ADVISOR, MANAGER AND PRINCIPAL UNDERWRITER.
Kornitzer Capital Management, Inc. ("KCM") serves as the Funds' investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989. It currently manages approximately $2 billion in assets for mutual funds, corporations, pensions and individuals. In addition to serving as the Buffalo Funds' Advisor, KCM serves as sub-advisor to the AFBA 5 Star Funds, a family of mutual funds sponsored by the Armed Forces Benefit Association with objectives and policies substantially similar to the Buffalo Funds.

KCM is a closely held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is the principal stockholder of the firm and serves as the firm's President and Chairman of the Board of Directors. Kent W. Gasaway, Thomas W. Laming and John C. Kornitzer each own more than 5% of the firm.

Until May 1, 2003, Jones & Babson, Inc. served as the Funds' principal underwriter and transfer agent. On May 1, 2003, Quasar Distributors, LLC became the principal underwriter. On May 19, 2003, U.S. Bancorp Fund Services, LLC became the transfer and fund accounting agent for the Funds. Certain officers and Directors of the Buffalo Funds are also officers or Directors of KCM or U.S. Bancorp Fund Services, LLC. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Quasar Distributors, LLC (the "Distributor"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter for the shares of the Funds. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

As compensation for its services, the Funds pay KCM a fee at the annual rate of one percent (1%) of the Funds' average daily net assets. Until May 1, 2003, KCM paid Jones & Babson, Inc. a fee of 50/100 of 1% (.50%) of the Funds' average daily net assets out of the fees KCM received from the Funds. This fee was computed daily. As of May 1, 2003, KCM pays U.S. Bancorp Fund Services, LLC a fee of 45/100 of 1% (.45%) of the Funds' average daily net assets out of the fees KCM receives from the Funds. Both KCM's and U.S. Bancorp Fund Services, LLC's fees are computed daily and the Funds pay KCM's fees monthly.

Until February 7, 2001, Jones & Babson, Inc. served as the Funds' investment advisor and manager (except for the Buffalo Mid Cap Fund and Buffalo Science & Technology Fund) and received a fee at the annual rate of one percent (1%) of the Funds' average daily net assets from which Jones & Babson, Inc. paid KCM, as sub-adviser to the Funds, a fee of 50/100 of 1% (.50%) of the Funds' average daily net assets.

According to the Management Agreement the following investment advisory fees were paid to Jones & Babson, Inc. for the past three fiscal years:


----------------------------- ----------------- ----------------- -----------------
                              Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Name of Fund                    March 31, 2001   March 31, 2002    March 31, 2003
----------------------------- ----------------- ----------------- -----------------
Buffalo Balanced                   $271,496            N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo High Yield                 $392,622            N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo Large Cap                  $377,775            N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo Mid Cap*                     N/A               N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo Small Cap                  $442,292            N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo USA Global                 $526,223            N/A               N/A
----------------------------- ----------------- ----------------- -----------------
Buffalo Science & Technology*        N/A               N/A               N/A
----------------------------- ----------------- ----------------- -----------------

* Buffalo Mid Cap Fund commenced operations on December 17, 2001 and Buffalo Science & Technology Fund commenced operations on April 16, 2001.

For the past three fiscal years, the following investment advisory service fees were paid to KCM:

----------------------------- ----------------- ----------------- -----------------
                              Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Name of Fund                    March 31, 2001   March 31, 2002     March 31, 2003
----------------------------- ----------------- ----------------- -----------------
Buffalo Balanced                  $135,748         $267,555           $186,201
----------------------------- ----------------- ----------------- -----------------
Buffalo High Yield                $196,311         $553,815           $969,862
----------------------------- ----------------- ----------------- -----------------
Buffalo Large Cap                 $188,887         $486,077           $410,020
----------------------------- ----------------- ----------------- -----------------
Buffalo Mid Cap*                    N/A             $43,189           $380,358
----------------------------- ----------------- ----------------- -----------------
Buffalo Small Cap                 $221,146       $4,501,220         $8,803,472
----------------------------- ----------------- ----------------- -----------------
Buffalo USA Global                $263,111         $569,537           $641,705
----------------------------- ----------------- ----------------- -----------------
Buffalo Science & Technology*       N/A            $106,928           $151,822
----------------------------- ----------------- ----------------- -----------------

* Buffalo Mid Cap Fund commenced operations on December 17, 2001, and Buffalo Science & Technology Fund commenced operations on April 16, 2001.

CODE OF ETHICS.
The Funds, their Advisor and principal underwriter have adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment Company Institute's 1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

CUSTODIAN.
U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

INDEPENDENT AUDITORS.
The Funds' financial statements are audited by independent auditors approved by the Directors each year, and in years in which an annual meeting is held the Directors may submit their selection of independent auditors to the shareholders for ratification. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, is the Funds' current auditor.

ADMINISTRATOR.
The Funds have retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

TRANSFER AGENT.
U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, is the Transfer Agent for each Fund. The Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchase and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS
--------------------------------------------------------------------------------
Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund's outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities. As of June 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the
Funds:

Name and Address                   Fund                              No. Shares        Percentage
----------------                   ----                              ----------        ----------

UMBSC & CO                         Buffalo Balanced Fund, Inc.            283,494.74     11.38%
FBO Cust John Kornitzer
A/C 291127009
P.O. Box 419260
Kansas City, MO 64141-6260

Citigroup Global Markets, Inc.     Buffalo Balanced Fund, Inc.            128,050.73      5.14%
Book Entry Account
Attn: Matt Maestri
333 W 34th Street
7th Floor Mutual Funds Department
New York, NY 10001-2402

Charles Schwab & Co. Inc.          Buffalo High Yield Fund, Inc.        3,249,355.50     24.91%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.  Buffalo High Yield Fund, Inc.        2,741,818.09     21.02%
FBO One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.          Buffalo Large Cap Fund, Inc.           201,814.26     11.80%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company         Buffalo Large Cap Fund, Inc.           134,489.57      7.86%
House Account - Reinvest
7700 Shawnee Mission Parkway,
Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.          Buffalo Mid Cap Fund                 1,407,934.44     32.93%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.  Buffalo Mid Cap Fund                   335,633.24      7.85%
FBO One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

National Investor Services         Buffalo Mid Cap Fund                   263,800.75      6.17%
FBO 097-50000-19
55 Water Street
32nd Floor
New York, NY 10041-0028

Great Plains Trust Company         Buffalo Science & Technology Fund      152,551.92      8.47%
House Account - Reinvest
7700 Shawnee Mission Parkway,
Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.          Buffalo Small Cap Fund, Inc.        24,422,625.91     56.31%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.  Buffalo Small Cap Fund, Inc.         9,519,243.87     21.95%
FBO One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.          Buffalo USA Global Fund, Inc.        1,533,692.06     47.16%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.  Buffalo USA Global Fund, Inc.          164,815.91      5.07%
FBO One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

     As of June 30, 2003, officers and Directors owned 11,908.696 shares of common stock of the Buffalo Balanced Fund (0.35%), 9,734.420 shares of common stock of the Buffalo High Yield Fund (0.06%), 4,778.461 shares of common stock of the Buffalo Large Cap Fund (0.17%), 9,296.085 shares of common stock of the Buffalo Mid Cap Fund (0.15%), 3,898.419 shares of common stock of the Buffalo Science & Technology Fund (0.15%), 10,347.781 shares of common stock of the Buffalo Small Cap Fund (0.02%) and 5,804.528 shares of common stock of the Buffalo USA Global Fund (0.12%).

DISTRIBUTIONS AND TAXES.


Distributions of net investment income. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to shareholders. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take the income in cash or in additional shares.

Distributions of capital gains. A Fund may derive capital gains and losses in connection with sales or other dispositions of its securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, but they may be distributed more frequently, if necessary to reduce or eliminate excise or income taxes on a Fund.

Information on the tax character of distributions. The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Fund.

Election to be taxed as a regulated investment company. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the Funds' qualification as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions, including redemptions in-kind, and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Buffalo Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

Beginning after the year 2005 (2000 for certain shareholders), gain in a sale or redemption of Fund shares held for more than five years may be subject to a reduced rate of tax. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund, through reinvestment of dividends or otherwise, within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. government obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a mutual fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations. Some of the Funds may pay dividends that may qualify for the dividends-received deduction for corporate shareholders. Qualifying dividends generally are limited to dividends of domestic corporations. In some circumstances, a corporation may be allowed to deduct these qualified dividends, thereby reducing the tax that it would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for this treatment. All dividends, including the deducted portion, must be included in a corporation's calculation of alternative minimum taxable income.

Investment in complex securities. The Funds may invest in complex securities, such as covered call options, which could affect whether gains and losses it recognizes are treated as ordinary income or capital gains. The Funds may also invest in securities issued or purchased at a discount, such as zero coupon securities, that could require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Funds could be required to sell securities they otherwise would have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to shareholders.


FINANCIAL STATEMENTS.
The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2003, Annual Report to Shareholders, are incorporated herein by reference. Unaudited reports to shareholders will be published at least semi-annually.

GENERAL INFORMATION AND HISTORY.
Each of the Buffalo Funds (except for Buffalo Mid Cap Fund and Buffalo Science & Technology Fund) are incorporated in the State of Maryland and are registered as an investment company under the 1940 Act. Buffalo Balanced Fund, Inc. was incorporated in 1994. Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo USA Global Fund, Inc. were each incorporated in 1995. Buffalo Small Cap Fund, Inc. was incorporated in 1998. Buffalo Science & Technology Fund and Buffalo Mid Cap Fund are both a series of Buffalo Funds. Buffalo Funds was organized as a Delaware statutory trust ("Statutory Trust") on February 14, 2001. Buffalo Science & Technology Fund began operations in April 2001, and Buffalo Mid Cap Fund began operations in December 2001. Both the Buffalo Science & Technology Fund and the Buffalo Mid Cap Fund are registered under the 1940 Act.

All shares issued by each Buffalo Fund incorporated in Maryland are of the same class with like rights and privileges as other shares issued by the same Fund. Each full and fractional share, issued and outstanding, has (1) equal voting rights with respect to matters that affect that particular Fund and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares when issued are fully paid and non-assessable. Any of these Buffalo Funds may create other series of stock. Shareholders do not have pre-emptive or conversion rights.

With regard to the Buffalo Mid Cap Fund and the Buffalo Science & Technology Fund, an unlimited number of shares of beneficial interest in the Statutory Trust were issued for both of these Funds. All shares of either of these Funds have the same rights and privileges as other shares of the same Fund. Each full and fractional share issued and outstanding has (1) equal voting rights with respect to matters that affect that Fund and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares when issued are fully paid and non-assessable. The Trust may create other series of stock of the Funds that are series of the Trust. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting. Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors.

Shareholder meetings. The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Funds must be held if the Funds receive the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Funds have undertaken that their Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund.

PROXY VOTING POLICIES AND PROCEDURES.

The Funds delegate all proxy voting decisions regarding the Funds' securities to Kornitzer Capital Management, Inc. ("KCM"), the Funds' investment advisor. As a result, the Advisor's proxy voting policies and procedures govern how the Funds' proxies are voted.


KCM's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with its policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, KCM's utmost concern is that all decisions be made solely in the best interest of the Funds. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

KCM's proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM's determination of the Funds' best interests.

Where a proxy proposal raises a material conflict between KCM's interests and the Funds' interest, KCM will resolve such a conflict in the manner described below:

o Vote in Accordance with the Proxy Voting Policies and Procedures. To the extent that KCM has little or no discretion to deviate from the Proxy
     Voting Policies and Procedures with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

o Obtain Consent of Clients. To the extent that KCM has discretion to deviate from the Proxy Voting Policies and Procedures with respect to the proposal in question, the Advisor will disclose the conflict to the Funds' Board of Directors/Trustees and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM's conflict that the Board would be able to make an informed decision regarding the vote. If a Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities held by that client's account.

KCM will generally vote against any management proposal that is not deemed to be in the shareholders' best interests. Proposals in this category would include issues regarding the issuer's Board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A description of the Funds/Advisors' proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Anti-Money Laundering Program. The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.



APPENDIX-RATINGS INFORMATION.


Bond Ratings.

---- ------- -------------------------------------------------------------------
S&P  Moody's Descriptions
---- ------- -------------------------------------------------------------------
AAA  Aaa       These are the  highest  ratings  assigned by S&P and Moody's to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.

---- ------- -------------------------------------------------------------------
AA   Aa        Debt rated in this  category is  considered to have a very strong capacity to pay  interest  and repay  principal  and differs from
               AAA/Aaa issues only in a small degree.
---- ------- -------------------------------------------------------------------
A      A       Debt  rated A has a strong  capacity  to pay  interest  and repay principal,  although  it is  somewhat  more  susceptible  to  the
               adverse  effects  of  changes  in   circumstances   and  economic
               conditions than debt in higher-rated categories.
---- ------- -------------------------------------------------------------------
BBB  Baa       Debt rated BBB/Baa is regarded as having an adequate  capacity to pay interest and repay  principal.  Whereas it normally  exhibits adequate  protection  parameters,  adverse economic conditions or changing  circumstances  are more  likely  to lead to a  weakened capacity to pay  interest  and repay  principal  for debt in this category  than  in  higher-rated  categories.  Debt  rated  below
               BBB/Baa   is   regarded   as   having   significant   speculative
               characteristics.
---- ------- -------------------------------------------------------------------
BB   Ba        Debt rated BB/Ba has less near-term vulnerability to default than
               other   speculative   issues.   But  it   faces   major   ongoing
               uncertainties  or  exposure  to adverse  business,  financial  or economic  conditions  that could lead to  inadequate  capacity to meet  timely  interest  and  principal  payments.  The BB  rating category also is used for debt  subordinated  to senior debt that is assigned an actual or implied BBB-/Baa3 rating.
---- ------- -------------------------------------------------------------------
B    B         Debt rated B has a greater vulnerability to default but currently
               has  the  capacity  to  meet  interest   payments  and  principal
               repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
               BB/Ba or BB-/Ba3 rating.

---- ------- -------------------------------------------------------------------

CCC  Caa       Debt rated CCC/Caa has a currently identifiable  vulnerability to default and is dependent upon favorable  business,  financial and economic  conditions  to meet  timely  payment  of  interest  and repayment  of  principal.  In  the  event  of  adverse  business, financial  or economic  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC/Caa rating category is also used for debt  subordinated  to senior debt that is assigned an actual or implied B or B-/B3 rating.
---- ------- -------------------------------------------------------------------
CC   Ca        The rating  CC/Ca  typically is applied to debt  subordinated  to senior debt that is assigned an actual or implied CCC/Caa rating.
---- ------- -------------------------------------------------------------------
C    C         The rating C typically is applied to debt  subordinated to senior debt,  which is  assigned  an actual  or  implied  CCC/Caa3  debt rating.  The C rating  may be used to cover a  situation  where a bankruptcy petition has been filed, but debt service payments are continued.
---- ------- -------------------------------------------------------------------
CI   N/A       The rating CI is reserved  for income  bonds on which no interest is being paid.

---- ------- -------------------------------------------------------------------
D    D         Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

---- ------- -------------------------------------------------------------------

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Pitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor's. With regard to S&P's ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

--------------------------------------------------------------------------------

 Commercial Paper Ratings.

----- --------- ----------------------------------------------------------------
S&P   Moody's   Description
----- --------- ----------------------------------------------------------------
A-1   Prime-1       This rating  indicates  that the degree of safety  regarding timely  payments  is strong.  Standard & Poor's  rates those
                    issues   determined  to  possess   extremely  strong  safety
                    characteristics as A-1+.

----- --------- ----------------------------------------------------------------
A-2    Prime-2      Capacity  for  timely   payment  on   commercial   paper  is
       (P-2)        satisfactory,  but the  relative  degree of safety is not as high as for  issues  designated  A-1.  Earnings  trends  and coverage  ratios,  while  sound  will  be  more  subject  to
                    variation.   Capitalization   characteristic   while   still
                    appropriated,  may be more affected by external  conditions.
                    Ample alternate liquidity is maintained.
----- --------- ----------------------------------------------------------------
A-3   Prime-3       Satisfactory  capacity  for timely  repayment.  Issues  that
      (P-3)         carry  this  rating  are  somewhat  more  vulnerable  to the adverse changes in circumstances than obligations carrying the higher designations.

----- --------- ----------------------------------------------------------------
B      N/A          Issues  rated "B" are  regarded  as having  only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

----- --------- ----------------------------------------------------------------
C     N/A           This rating is assigned to short-term debt  obligations with a doubtful capacity for payment.

----- --------- ----------------------------------------------------------------
D     N/A           This rating  indicates  that the issuer is either in default or is expected to be in default upon maturity.

----- --------- ----------------------------------------------------------------

Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed. The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. S&P's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.

--------------------------------------------------------------------------------